Share Class & Ticker:	Investor APPLX	Institutional APPIX	Prospectus January 28, 2020

Investment Objective

Long-Term Capital Appreciation

Pekin Hardy Strauss, Inc.
161 N. Clark Street
Suite 2200
Chicago, IL 60601

(800) 470-1029

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from the financial intermediary that services your shareholder account. Instead, the reports may be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may be eligible to elect to receive shareholder reports and other communications from the Fund or the financial intermediary that services your shareholder account electronically. If you would like to sign up for electronic delivery of shareholder communications, please contact the Fund or your financial intermediary for instructions.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling Shareholder Services at 1-800-470-1029. If you hold your account with a financial intermediary, you will need to contact that intermediary or follow instructions included with this document to continue receiving paper copies of shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY SECTION

Investment Objective

The investment objective of the Appleseed Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Institutional Class
Redemption Fee (as a percentage of the amount redeemed within 90 calendar days of purchase)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Institutional Class
Management Fee	0.85%	0.85%
Distribution (12b-1) Fees	NONE	NONE
Other Expenses:
Administrative Services Fees[1]	0.25%	NONE
Remaining Other Expenses	0.26%	0.26%
Acquired Fund Fees and Expenses	0.11%	0.11%
Total Annual Fund Operating Expenses	1.47%	1.22%
Fee Waiver/Expense Reimbursement[1,2]	(0.22)%	(0.16)%
Total Annual Fund Operating Expenses[3] After Fee Waiver/Expense Reimbursement	1.25%	1.06%

1.

The Fund’s Adviser has contractually agreed to limit its receipt of payments under the Fund’s Administrative Services Plan to 0.19% of the average daily net assets of Investor Class shares through January 31, 2021. This expense cap may not be terminated prior to this date except by the Board of Trustees.

2.

The Fund’s Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) do not exceed 0.95% of the Fund’s average daily net assets through January 31, 2021. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. This expense cap may not be terminated prior to this date except by the Board of Trustees.

3.

Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets before waiver and reimbursement, and Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement do not correlate to the ratio of net expenses to average net assets, found in the “Financial Highlights” section of this prospectus. The Fund’s financial highlights reflect the operating expenses of the Fund and do not include the effect of Acquired Fund Fees and Expenses. Without the Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would be 1.36% for the Investor Class and 1.11% for the Institutional Class, and the Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement would be 1.14% for the Investor Class and 0.95% for the Institutional Class.

Expense Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Only the 1-year number shown below reflects the Adviser’s agreement to waive fees and/or reimburse Fund expenses. Although your actual costs may be different, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$127	$443	$782	$1,739
Institutional Class	$108	$371	$655	$1,463

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Example, above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in a portfolio of equity securities of companies that are undervalued in the opinion of the Fund’s adviser, Pekin Hardy Strauss, Inc. (the “Adviser”). When selecting common stocks for investment by the Fund, the Adviser focuses on company valuation, looking for significant discrepancies between its own appraisal of the intrinsic value of a prospective investment and the market price of the investment. When determining a company’s intrinsic value, the Adviser looks closely at the fundamentals of the underlying business. In an effort to limit downside risk and maximize upside potential, the Adviser typically seeks companies that it believes have sustainable competitive positions, solid financials, and capable, shareholder-friendly management teams. The Fund expects to make significant investments in the Adviser’s best ideas, which means that the Fund may invest in a limited number of portfolio companies. The Adviser also considers a company’s sustainability performance with respect to environmental, social, and governance (“ESG”) factors when making investment decisions. The Fund seeks to avoid companies that are deemed inconsistent with these factors.

Equity securities in which the Fund may invest include common stocks and common stock equivalents (such as rights, warrants and convertible securities), other investment companies that invest primarily in equity securities, commodities, and commodity-related investments, including open and closed-end funds, exchange-traded funds (“ETFs”), business trusts (including equity real estate investment trusts (“REITs”), and income trusts) and publicly traded partnerships that invest in real estate or underlying real estate related businesses.

The Fund may invest without limit in securities of both U.S. and foreign issuers. The Fund may purchase foreign stocks directly or through American Depositary Receipts (“ADRs”). The Fund may invest in common stocks of any market capitalization, including small- and mid-cap stocks.

The Fund may also invest a portion of its assets in preferred stocks, and investment grade fixed income securities of any duration and maturity, such as U.S. Government and agency securities, domestic and foreign corporate bonds, foreign government bonds, money market mutual funds, certificates of deposit, and cash equivalents.

The Fund may use derivatives, such as options and futures, for both hedging and non-hedging purposes. For example, the Fund may use currency futures to increase or decrease the Fund’s exposure to a particular currency. The Fund may also invest in commodities-related investments, including in ETFs and trusts that invest in or track the price of gold or other precious metals.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets in fewer issuers than a diversified fund.

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

●

Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The equity securities purchased by the Fund may involve large price swings and potential for loss. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

●

Foreign Company Risk. Investing in foreign issuers may involve risks not associated with U.S. investments, including currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks. These risks are typically greater for investments in emerging markets.

●

Currency Risk. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Exchange rate fluctuations may reduce or eliminate gains or create losses. While the Adviser may attempt to hedge against currency exchange rate movements, there is no assurance that any hedging will be successful. In addition, if the Adviser attempts to profit on anticipated currency movements, there is a risk of losses to the extent the Adviser does not correctly anticipate such movements.

●

Depositary Receipt Risk. ADRs and GDRs are receipts, issued by depository banks in the United States or elsewhere, for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs and GDRs may be sponsored or unsponsored. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR or GDR issuer will continue to offer a particular ADR or GDR. As a result, the Fund may have difficulty selling the ADRs or GDRs, or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs or GDRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs or GDRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading. Certain ADRs or GDRs are not listed on an exchange and therefore may be less liquid than exchange traded securities.

●

Value Risk. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, these stocks can continue to be inexpensive for long periods of time and may never realize their full economic value, and the Adviser’s value-oriented approach may fail to produce the intended results.

●

Excluded Securities Risk. The universe of acceptable investments for the Fund may be limited as compared to other funds due to the Fund’s ESG investment screening. Because the Fund does not invest in companies that do not meet its ESG criteria, and the Fund may sell portfolio companies that subsequently violate its screens, the Fund may be riskier than other mutual funds that invest in a broader array of securities. Although the Fund’s Adviser believes that the Fund can achieve its investment objective within the parameters of ESG investing, eliminating certain securities as investments may have an adverse effect on the Fund’s performance.

●

Non-Diversification Risk. As a non-diversified fund, the Fund’s portfolio may focus on a limited number of companies. Because the Fund may hold the securities of fewer issuers than a diversified fund, the poor performance of an individual security in the Fund’s portfolio may have a greater negative impact on the Fund’s performance than if the Fund’s assets were diversified among a larger number of portfolio securities.

●

Small- and Mid-Cap Risk. Securities of companies with small and medium market capitalizations are often more volatile and less liquid than investments in larger companies. Small and medium cap companies may face a greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

●

Commodity Risk. When the Fund invests in commodities-related securities, including ETFs and trusts that invest in commodities, it will be subject to additional risks. The value of funds and trusts that invest in commodities such as gold is highly dependent on the prices of the related commodity. The demand and supply of these commodities may fluctuate widely based on many factors. ETFs that invest in commodities may make extensive use of derivatives, such as futures, options and swaps, which exposes them to further risks, including counterparty risk.

●

Precious Metals Risk. Prices of precious metals and of precious metal-related securities historically have been very volatile. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

●

Real Estate Risk. The value of REITs can be negatively impacted by declines in the value of real estate, adverse general and local economic conditions and environmental problems. REITs are also subject to certain other risks related specifically to their structure and focus, such as: (a) dependency upon management’s skills; (b) limited diversification; (c) heavy cash flow dependency; (d) possible default by borrowers; and (e) in many cases, less liquidity and greater price volatility.

●

Investment Company Securities Risks. When the Fund invests in other investment companies, including open- and closed- end funds and ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the underlying funds). ETFs are subject to additional risks such as the fact that the ETF’s shares may trade at a market price that is above or below its net asset value or an active market may not develop. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered speculative, including the use of derivative transactions and short selling techniques.

●

Closed-End Fund Risk. Because shares of closed-end funds trade on an exchange at market prices, their shares may trade at a price that is above or below their net asset value. This means that a closed-end fund’s shares may trade at a discount to its net asset value. The amount of public information available about closed-end funds generally is less than for open-end mutual funds. Consequently, the Adviser may make investment decisions based on information that is incomplete or inaccurate. Factors such as domestic economic growth and market conditions, interest rate levels and political events may affect the securities markets and from time to time can cause markets to fall substantially.

●

Business Trust Risks. Investments in REITS and other business trusts are subject to various risks related to the underlying operating companies controlled by such partnerships or trusts, including dependence upon specialized management skills and the risk that such management may lack, or have limited, operating histories.

●

Derivatives Risk. The use of options and futures, including currency futures, involves substantial higher risks and may subject the Fund to higher price volatility. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund. Derivatives may have economic leverage inherent in their terms. As a result, a small investment in derivatives could have a potentially large impact on the Fund’s performance; and certain gains or losses may be amplified, increasing the volatility of the share price of the Fund.

●

Currency Futures Trading Risks. Currency futures trading involves additional risks. To the extent the Adviser’s view as to certain market movements or currency fluctuations is incorrect, the use of currency futures could result in losses greater than if they had not been used. In addition, currency futures trading has market risk, interest rate risk and country risk.

●

Fixed Income Risk. The issuer of a fixed income security may be unable or unwilling to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligations. If this occurs, or is perceived as likely to occur, the value of the security will likely fall. The market values of fixed income securities tend to fall when interest rates increase. Interest rate risk is generally greater for securities with longer durations.

●

Government Securities Risk. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of U.S. Government sponsored entities are neither issued nor guaranteed by the U.S. Government. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government securities owned by the Fund does not imply that the Fund’s shares are guaranteed by the Federal Deposit Insurance Corporation or any other government agency, or that the price of the Fund’s shares will not fluctuate.

●

Cybersecurity Risks. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices utilized by the Fund potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year as represented by the performance of Investor Class shares. The table below shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund is not necessarily an indication of how it will perform in the future.

Investor Class Annual Total Return (years ended December 31st)

Highest/Lowest quarterly results during this time period were:

Best Quarter:	4th Quarter 2019 11.98%
Worst Quarter:	3rd Quarter 2015 (9.45)%

Average Annual Total Returns (for periods ended 12/31/19)

	One Year	Five Years	Ten Years
Investor Class
Return Before Taxes	15.68%	5.56%	5.92%
Return After Taxes on Distributions	14.67%	4.68%	4.72%
Return After Taxes on Distributions and Sale of Fund Shares	9.53%	4.20%	4.50%
Institutional Class
Return Before Taxes	15.85%	5.77%	N/A
MSCI World Index[1]	27.67%	8.74%	9.47%

1

The MSCI World Index (the “Index”) is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index. However, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for the Investor Class only and after-tax returns for the Institutional Class will vary. The returns of the index presented above assume reinvestment of all distributions and exclude the effect of taxes and fees (if expenses and taxes were deducted, the actual returns of the index would be lower).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (800) 470-1029 or data current to the most recent quarter end may be accessed on the Fund’s website at www.appleseedfund.com.

Portfolio Management

Pekin Hardy Strauss, Inc. is the Fund’s investment adviser.

Portfolio Managers	Primary Title with Adviser
Adam Strauss	Co-Chief Executive Officer
Bill Pekin	Chairman and Senior Vice President
Joshua Strauss	Co-Chief Executive Officer
Shaun Roach	Assistant Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment	To Place Orders
$2,500 for Investor Class shares	By Mail: Appleseed Fund
$100,000 for Institutional Class shares	c/o: Ultimus Fund Solutions, LLC P.O. Box 46707
Minimum Additional Investment	Cincinnati, Ohio 45246-0707
None
By Phone: (800) 470-1029

You also may sell or redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan, IRA or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S
PRINCIPAL STRATEGIES AND RELATED RISKS

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies

The Fund invests primarily in a portfolio of equity securities of companies that are undervalued in the opinion of the Fund’s Adviser. When selecting common stocks for investment by the Fund, the Adviser focuses on company valuation, looking for significant discrepancies between its own appraisal of the intrinsic value of a prospective investment and the market price of the investment. When determining a company’s intrinsic value, the Adviser looks closely at the fundamentals of the underlying business. In an effort to limit downside risk and maximize upside potential, the Adviser seeks out companies that it believes have sustainable competitive positions, solid financials, and capable, shareholder-friendly management teams.

The Fund expects to make significant investments in the Adviser’s best ideas, which means that the Fund may invest in a limited number of portfolio companies that the Adviser believes are undervalued by the market. The Adviser will consider selling or reducing a holding when the stock price reaches the Adviser’s target price, when the Adviser’s appraisal of a company’s intrinsic value changes due to deteriorating fundamentals, or when better investment opportunities exist elsewhere. The Adviser typically attempts to minimize the creation of short-term capital gains, although this will not be a limiting factor if the Adviser decides to sell a security.

Equity securities in which the Fund may invest include common stocks and common stock equivalents (such as rights, warrants and convertible securities), other investment companies that invest primarily in equity securities, commodities, and commodity-related investments, including open- and closed-end funds, ETFs, preferred stock, business trusts (including REITs and income trusts) and publicly traded partnerships that invest in real estate or real estate related businesses. The Fund may purchase foreign stocks directly or through ADRs, which are receipts issued by U.S. banks for shares of a foreign company that entitle the holder to dividends and capital gains on the underlying security. The Fund may invest in common stocks of any capitalization, including, but not limited to, securities of small- and mid-capitalization companies. The Fund may invest in commodities-related investments, including in ETFs and trusts that invest in or track the price of gold or other precious metals. The Fund is non-diversified, which means that it may invest a greater percentage of its assets in a particular issuer, or in fewer issuers, than a diversified fund.

The Adviser seeks to fulfill the Fund’s investment objective, in part, by actively trading currency futures contracts (long or short) for hedging or non-hedging purposes. The Fund’s currency investments will typically represent one or more “G-10” currencies, which include the U.S. Dollar (USD), Canadian Dollar (CAD), Japanese Yen (JPY), Australian Dollar (AUD), New Zealand Dollar (NZD), British Pound Sterling (GBP), Euro (EUR), Swiss Franc (CHF), Swedish Krona (SEK), and Norwegian Krone (NOK), as well as currencies outside the G-10.

The Adviser may hedge against adverse currency exchange rate movements by taking short positions in currency futures contracts against the foreign currency in which portfolio securities are denominated. The successful use of these transactions will usually depend on the Adviser’s ability to forecast accurately currency exchange rate movements and effectively lock-in an exchange rate. The Adviser also may seek to profit by taking short positions in currency futures contracts when the Adviser anticipates a depreciation in the applicable currency, and taking long positions in currency futures contracts when the Adviser anticipates an appreciation in the applicable currency.

The Fund may also invest a portion of its assets in fixed-income securities of U.S. and foreign issuers, which may provide income and, in some cases, the potential for capital appreciation. The Fund may also purchase or sell futures and put and call options, which are sometimes referred to as derivatives. The Fund may use derivative transactions for any purpose consistent with its investment objective, such as for hedging or obtaining market exposure.

The Adviser reviews fundamental factors in assessing whether to invest in a company. In assessing the fundamentals of a prospective investment, the Adviser looks at certain non-financial fundamental factors such as environmental, social, and governance (“ESG”) performance. The Fund generally does not invest in companies that derive material revenues from tobacco products, alcoholic beverages, gambling, weapon systems, or pornography, as determined by the Adviser. The Fund also generally does not invest in companies whose primary business involves the extraction, production or refining of fossil fuels. The Fund’s ESG evaluation criteria generally apply to investments in stocks and corporate bonds issued by portfolio companies at the time of investment and periodically thereafter. However, the Fund may continue to hold securities of companies that no longer meet its ESG screening criteria if the Adviser believes that the company is attempting to address its problems or to allow the Adviser adequate time to sell the security in a commercially reasonable manner at an attractive price. The Fund’s investments in government bonds, cash equivalents (such as money market funds or certificates of deposit, U.S. Government and government agency securities), derivative transactions, short sales and commodity-related investments are generally not evaluated for ESG factors. The Fund’s ESG evaluation criteria may be modified without shareholder approval.

About Sustainable Investing

Investment Selection Process

The Fund seeks to invest in securities that manage ESG risk exposures through their principal business activities. Investments are researched using a fundamental investing framework integrating ESG factors, including sustainability performance. The Fund’s evaluation of a particular security’s responsible investing characteristics generally involves both quantitative and qualitative analysis. If there is insufficient information about a security’s ESG performance, the Fund may determine to exclude the security from the Fund. The responsible investment criteria of the Fund may be changed without shareholder approval.

As described above, the Fund may invest in other investment companies that invest primarily in equity securities, commodities, and commodity-related investments, including open and closed-end funds, exchange traded funds (“ETFs”), business trusts (including equity real estate investment trusts (“REITS”), and income trusts) and publicly traded partnerships that invest in real estate or underlying real estate related businesses. Such investments will generally not be subject to the Fund’s ESG screening criteria and will not be required to be consistent with responsible investing principles otherwise applicable to investments made by the Fund. In addition, ETFs in which the Fund may invest may hold securities of issuers that do not operate in accordance with the Fund’s ESG screening or responsible investment criteria.

Shareholder Advocacy and Corporate Responsibility

The Adviser uses strategic engagement and shareholder advocacy to encourage companies to become more sustainable. Activities may include, but are not limited to:

●

Communication with Company Management. The Adviser may initiate dialogue with management through phone calls, letters and in-person meetings. Through its interaction, the Adviser seeks to learn about management’s approaches to ESG issues and sustainability reporting.

●

Shareholder Resolutions. The Adviser may propose that companies submit resolutions to their shareholders on a variety of ESG issues. By submitting formal resolutions, the Adviser may seek to ratify or request a specific action be taken by a corporate board.

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Impact Investment Programs. In addition to the principal investment strategies described above, the Fund may make other types of investments that are not part of its principal investment strategies, such as impact investments in municipal bonds, certificates of deposit, shares of leveraged and inverse ETFs, securities issued by community development financial institutions and community banks, and may engage in short-sales of securities. These practices are subject to additional risks, which are discussed under Additional Information about Fund Investments and Risk Considerations in the Fund’s Statement of Additional Information.

Principal Risks of Investing in the Fund

All investments involve risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

●

Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The equity securities purchased by the Fund may involve large price swings and potential for loss. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

●

Foreign Company Risk. Investing in foreign issuers, either directly or through underlying ETFs, may involve risks not associated with U.S. investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

●

Currency Risk. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Exchange rate fluctuations may reduce or eliminate gains or create losses. While the Adviser may attempt to hedge against currency exchange rate movements, there is no assurance that any hedging will be successful. In addition, if the Adviser attempts to profit on anticipated currency movements, there is a risk of losses to the extent the Adviser does not correctly anticipate such movements.

●

Depositary Receipt Risk. ADRs and GDRs are receipts, issued by depository banks in the United States or elsewhere, for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs and GDRs may be sponsored or unsponsored. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR or GDR issuer will continue to offer a particular ADR or GDR. As a result, the Fund may have difficulty selling the ADRs or GDRs, or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs or GDRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs or GDRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading. Certain ADRs or GDRs are not listed on an exchange and therefore may be less liquid than exchange traded securities.

●

Value Risk. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors, or because it is associated with a market sector that generally is out of favor with investors. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, these stocks can continue to be inexpensive for long periods of time and may never realize their full economic value, and the Adviser’s value-oriented approach may fail to produce the intended results.

●

Excluded Securities Risk. The universe of acceptable investments for the Fund may be limited as compared to other funds due to the Fund’s ESG investment screening. Because the Fund does not invest in companies that violate its ESG criteria, and the Fund may sell portfolio companies that subsequently violate its screens, the Fund may be riskier than other mutual funds that invest in a broader array of securities. Although the Adviser believes that the Fund can achieve its investment objective within the parameters of ESG investing, eliminating certain securities as investments may have an adverse effect on the Fund’s performance.

●

Non-Diversification Risk. As a non-diversified fund, the Fund’s portfolio may focus on a limited number of companies. Because the Fund may hold the securities of fewer issuers than a diversified fund, the poor performance of an individual security in the Fund’s portfolio may have a greater negative impact on the Fund’s performance than if the Fund’s assets were diversified among a larger number of portfolio securities.

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Small-and Mid-Cap Risk. The Fund may invest in stocks of small- and mid-cap companies, which may be more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. As a result, small- and mid-cap stocks may be significantly more volatile than larger-cap stocks. Small- and mid-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. It may be difficult to sell a small- or mid-cap stock, and this lack of market liquidity can adversely affect the Fund’s ability to realize the market price of a stock, especially during periods of rapid market decline.

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Commodity Risk. When the Fund invests in commodities-related securities, including ETFs and trusts that invest in commodities (such as gold), it will be subject to additional risks. The value of funds and trusts that invest in commodities (such as gold or silver) is highly dependent on the prices of the related commodity. The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectation with respect to the rate of inflation, currency exchange rates, the production and cost levels of the producing countries and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. Commodity funds may use derivatives, such as futures, options and swaps, which may expose them to further risks, including counterparty risk (i.e., the risk that the party on the other side of their trade will default).

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Precious Metals Risk. Prices of precious metals and of precious metal-related securities historically have been very volatile. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

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Real Estate Risk. When the Fund invests in REITs or publicly traded partnerships that invest in real estate, it is subject to risks generally associated with investing in real estate, such as: (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs and publicly traded partnerships that invest in real estate are subject to certain other risks related specifically to their structure and focus, such as: (a) dependency upon management’s skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

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Investment Company Securities Risks. When the Fund invests in other investment companies, including open- and closed- end funds and ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the underlying funds). ETFs are subject to additional risks such as the fact that the ETF’s shares may trade at a market price that is above or below its net asset value or an active market may not develop. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered speculative, including the use of derivative transactions and short selling techniques. To the extent that the Fund invests in ETFs that invest in commodities, it will be subject to the risk that the demand and supply of these commodities may fluctuate widely. Commodity ETFs may use derivatives, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default).

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Closed-End Fund Risk. The amount of public information available about closed-end funds generally is less than for open-end mutual funds. Consequently, the Adviser may make investment decisions based on information that is incomplete or inaccurate. In addition, because closed-end funds are not redeemable at the holder’s option, such funds typically trade primarily on the secondary market. The market price of a closed-end fund’s shares may be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions, and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than, or equal to, the closed-end fund’s net asset value. This means that a closed-end fund’s shares may trade at a discount to its net asset value. Overall stock market risks may affect the value of closed-end funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events may affect the securities markets and from time to time can cause markets to fall substantially.

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Business Trust Risks. Investments in REITs and other business trusts are subject to various risks related to the underlying operating companies controlled by such partnerships or trusts, including dependence upon specialized management skills and the risk that such management may lack, or have limited, operating histories.

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Derivatives Risk. Options and futures, including currency futures, in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund. Derivatives normally have economic leverage inherent in their terms. As a result, a small investment in derivatives could have a potentially large impact on the Fund’s performance; and certain gains or losses will be amplified, increasing the volatility of the share price of the Fund.

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Currency Futures Trading Risks. Trading currency futures involves additional risks. To the extent the Adviser’s view as to certain market movements or currency fluctuations is incorrect, the use of currency futures could result in losses greater than if they had not been used. In addition, currency futures trading has market risk, interest rate risk and country risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad.

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Fixed Income Securities Risks. The issuer of a fixed income security, such as a corporate bond, may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. If a rating agency gives a debt security a lower rating, the value of the debt security may decline because investors will likely demand a higher rate of return. As nominal interest rates rise, the value of fixed income securities held by the Fund is likely to decrease. A nominal interest rate is the sum of a real interest rate and an expected inflation rate. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

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Government Securities Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae, are neither issued nor guaranteed by the U.S. Government. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government securities owned by the Fund does not imply that the Fund’s shares are guaranteed by the Federal Deposit Insurance Corporation or any other government agency, or that the price of the Fund’s shares will not fluctuate.

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Cybersecurity Risks. The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines; penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Changes in Investment Objective or Policies

The Fund’s Board of Trustees (the “Board”) may change the Fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders. The Fund’s other investment policies and strategies may be changed by the Board without shareholder approval unless otherwise provided in this prospectus or in the Statement of Additional Information.

Temporary Defensive Positions

In response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, such as investing some or all of the Fund’s assets in cash or cash equivalents. The Fund may also choose not to use these temporary defensive strategies for a variety of reasons, even in volatile market conditions. Engaging in these temporary defensive measures may cause the Fund to miss out on investment opportunities and may prevent the Fund from achieving its investment objective. While temporary defensive positions are designed to limit losses, these strategies may not work as intended.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information, which is available at www.appleseedfund.com.

ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND

Adviser

Pekin Hardy Strauss, Inc. serves as investment adviser to the Fund. The Adviser provides the Fund with a continuous investment program and determines the composition of the Fund’s portfolio. The Adviser is a corporation organized under the laws of the State of Delaware and began operations in 1990. In addition to managing the Fund, the Adviser provides investment advisory services to institutional individual and family clients.

For its advisory services, the Adviser is entitled to receive a management fee at the annual rate of 0.85% of the average daily net assets of the Fund. The Adviser contractually has agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.95% of the Fund’s average daily net assets. The contractual agreement is in place through January 31, 2021. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. During the fiscal year ended September 30, 2019, the Adviser received a fee equal to 0.67% of the average daily net assets of the Fund, after fee waivers and reimbursements.

A discussion of the factors that the Board considered in renewing the Fund’s management agreement is contained in the Fund’s annual report to shareholders for the year ended September 30, 2019.

Portfolio Managers

The Fund’s portfolio managers work closely with members of the Adviser’s research team and manage investment decisions for the Fund as a team. In order to align the Adviser’s own interests with those of Fund shareholders, Adam Strauss, Joshua Strauss and Bill Pekin have consistently invested personally in the Fund. Shaun Roach also has an investment in the Fund.

Adam Strauss is Co-CEO of the Adviser. Mr. Strauss also manages separate account portfolios unrelated to the Fund. Prior to joining the Adviser in 2004, Mr. Strauss worked in several operating roles, as Sr. Vice President of Corporate Development at EquipNet, Inc. (2000-2004) and as VP of Business Development at Frontier Natural Brands (1997-2000). Mr. Strauss began his career as a management consultant, at Gemini Consulting (1992-1994) and, prior to that, at Andersen Consulting (1991-1992). Mr. Strauss earned a BA from Stanford University in 1991 and an MBA from the Stanford Graduate School of Business in 1997.

Joshua Strauss is Co-CEO of the Adviser. Mr. Strauss also manages separate account portfolios unrelated to the Fund. He joined the Adviser in 2004 as an Analyst and Portfolio Manager. Previous to joining the Adviser, Mr. Strauss acted in an operational capacity as Director of Business Development at Color Kinetics Incorporated (2000-2004). He began his career as an Analyst at Shearman & Sterling (1995-1998) and, prior to that, at Markowitz & McNaughton (1994-1995). Mr. Strauss earned a B.A. in Foreign Affairs from the University of Virginia in 1994 and an MBA from the Stephen M. Ross School of Business at the University of Michigan in 2000.

Bill Pekin is Chairman and Senior Vice President of the Adviser. Mr. Pekin also manages separate account portfolios unrelated to the Fund. Prior to joining the Adviser in 2001, he worked in the investment banking division of Credit Suisse First Boston in Chicago. Prior to this position he was an investment banker and high yield/high grade research analyst at Donaldson, Lufkin & Jenrette in New York. Mr. Pekin began his career at MetLife Investment Management Corp. in 1993. He earned a BA from Haverford College and an MBA from the Wharton School of the University of Pennsylvania in 2000.

Shaun Roach is an Assistant Portfolio Manager of the Adviser. He joined the Adviser in 2014. He has been an Assistant Portfolio Manager of the Fund since 2018. Prior to joining the Adviser, Mr. Roach spent five years at Deloitte Financial Advisory Services assisting clients with valuation needs related to financial reporting, tax compliance, and strategic planning. Mr. Roach began his career at Deloitte Consulting as an actuarial consultant. He received a B.S. in Actuarial Science and Finance from the University of Illinois and an MBA from the University of Chicago Booth School of Business.

The Fund’s Statement of Additional Information provides additional information about the Fund’s portfolio managers, including their compensation, other accounts managed and ownership of Fund shares.

ACCOUNT INFORMATION

How to Buy Shares

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the net asset value determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

If you invest in the Fund through an investment adviser, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different than those described in this Prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on the Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the financial intermediary provides services. The Fund may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, the Adviser may pay a fee to financial intermediaries for such services.

To the extent that the Adviser, not the Fund, pays a fee to a financial intermediary for distribution or shareholder servicing, the Adviser may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Fund and the nature of the services provided by the financial intermediary. Although neither the Fund nor the Adviser pays for the Fund to be included in a financial intermediary’s “preferred list” or other promotional program, some financial intermediaries that receive compensation as described above may have such programs in which the Fund may be included. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. The Fund may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Classes of Shares

The Fund currently offers two share classes: Investor Class and Institutional Class.

Investor Class.

Investor Class shares require a minimum initial investment of $2,500. Investor Class shares are subject to an Administrative Services fee equal to 0.25% of the average daily net assets of the Fund’s Investor Class. The Adviser has contractually agreed to reduce the Administrative Services fee to 0.19% through January 31, 2021. Investor Class shares are offered to individual investors through mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans, banks, or trust companies that have entered into a selling agreement with the Fund’s distributor. It is anticipated that Investor Class shares will be available on platforms with no transaction fees.

Institutional Class.

Institutional Class shares require a minimum initial investment of $100,000. Institutional Class shares are not subject to any Administrative Services fees. Institutional Class shares can be purchased directly through the distributor or other financial intermediaries. Other financial intermediaries may charge you transaction fees with respect to your purchase. In the case of a broker-dealer, transaction fees may include commissions. Transaction fees charged by other financial intermediaries are in addition to fees described in this Prospectus.

You may be eligible to purchase both classes of shares. If so, you should compare the fees and expenses applicable to each class and decide which is better for you. The Investor Class shares will have ongoing Administrative Services fees, whereas the Institutional Class shares do not, but may be subject to transaction fees payable to the financial institution you use to make your purchase. Depending on the size and frequency of your transactions, as well as the length of time you intend to hold the shares, you may pay more with the Investor Class than you would with the Institutional Class. If you qualify as a purchaser of Institutional Class shares, but your account is invested in Investor Class shares, you may convert your Investor Class shares to Institutional Class shares based on the relative NAV of the two classes on the conversion date. Please call Shareholder Services at (800) 470-1029.

The Fund reserves the right to change the above eligibility criteria for either share class. The Adviser may waive the minimums for either class of shares at its discretion, including for existing clients of the Adviser. The Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment; however, the financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions (other than for short-term redemptions). However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

The Fund may permit financial intermediaries to convert Investor Class shares held by their customers in fee-based programs to Institutional Class shares of the Fund, so long as the value of such shares held by the financial intermediary’s customers through the program totals at least $100,000 (or if the financial intermediary expects that the value of shares held by investors through the asset-based fee program will reach $100,000). A conversion from Investor Class shares to Institutional Class shares is typically a non-taxable event, and will be effected on the basis of the relative net asset values of the two classes without the imposition of any fees.

Initial Purchase

An investment application is available by calling Shareholder Services at (800) 470-1029. You can also download the investment application from the Fund’s website at www.appleseedfund.com.

By Mail – Your initial purchase request must include:

●	a completed and signed investment application form;

●	a personal check with name pre-printed (subject to the minimum amounts) made payable to the Appleseed Fund; and

●	an indication of whether Investor Class or Institutional Class shares are to be purchased

Mail the application and check to:

U.S. Mail:	Appleseed Fund	Overnight:	Appleseed Fund
	c/o Ultimus Fund Solutions, LLC		c/o Ultimus Fund Solutions, LLC
	P.O. Box 46707		225 Pictoria Drive, Suite 450
	Cincinnati, Ohio 45246-0707		Cincinnati, Ohio 45246

By Wire – You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (800) 470-1029 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Ultimus Fund Solutions, LLC, (”Ultimus”) the Fund’s transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, its custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price per share will be the net asset value next determined after the wire purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Fund at any time by mail, wire or automatic investment. Each additional mail purchase request must contain:

●	your name

●	the name on your account(s)

●	your account number(s)

●	a check made payable to the Fund

Checks should be sent to the Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To send a bank wire, call Shareholder Services at (800) 470-1029 to obtain instructions.

Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application or completing a systematic investment plan form with the proper signature guarantee and attaching a voided personal check. Investments may be made monthly or at another frequency to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your automatic purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

Shares of the Fund may be an appropriate investment for tax-sheltered retirement plans, including: IRAs; simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); 403(b) plans and other tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Please contact Shareholder Services at (800) 470-1029 for information regarding opening an IRA or other retirement account. Please consult with an attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund’s transfer agent about the IRA custodial fees.

Distribution Plan

The Trust, with respect to the Investor Class shares of the Fund, has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, pursuant to which the Fund is authorized to pay a fee of up to 0.25% of the average daily net assets of the Investor Class shares of the Fund to the Fund’s Adviser or any bank, broker-dealer, investment adviser or other financial intermediary that assists the Fund in the sale and distribution of its Investor Class shares or that provides shareholder servicing. The Fund does not currently intend to activate the Plan, but may do so upon 60 days’ notice to shareholders. If the Plan is activated, these fees will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s assets on an on-going basis.

Administrative Services Plan

The Trust, with respect to the Investor Class shares of the Fund, has adopted an Administrative Services Plan pursuant to which the Fund may pay an annual fee equal to 0.25% of the average daily net assets of Investor Class shares to reimburse the Adviser for compensating financial intermediaries that provide administrative services to the Investor Class shareholders pursuant to a written agreement with the Fund or the Fund’s distributor. The Adviser has contractually agreed to limit its receipt of payments under the Fund’s Administrative Services Plan to 0.19% of the average daily net assets of Investor Class shares through January 31, 2021. This expense cap may not be terminated prior to this date except by the Board. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that has entered into an agreement with the Fund or the Fund’s distributor to sell the Fund’s Investor Class shares.

For purposes of the Administrative Services Plan, administrative services include, but are not limited to (i) acting as record holder and nominee of Investor Class shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Investor Class shares; (iv) processing dividend payments; and (v) providing periodic account statements. Over time, administrative services fees increase the cost of your investment in the Fund’s Investor Class shares because these fees are paid out of the Investor Class assets on an on-going basis.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted.

Cashier’s checks, bank official checks, and bank money orders may be accepted. In such cases, a 15 business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired).

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

How to Redeem Shares

You may receive redemption payments by check, ACH or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares.

The Fund encourages, to the extent possible, advance notification of large redemptions. The Fund typically expects to hold cash or cash equivalents sufficient to meet redemption requests. However, the Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with management of the Fund. These redemption methods may be used regularly and may also be used under stressed market conditions. The Fund may access a line of credit to meet redemption requests during stressed market conditions.

The Fund will normally pay your redemption proceeds to you in cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem your shares in-kind by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. Additionally, if the Fund redeems your shares in-kind, then you will bear the market risks associated with the securities paid to you as redemption proceeds. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee (including commissions) by that institution.

By Mail – You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Appleseed Fund	Overnight:	Appleseed Fund
	c/o Ultimus Fund Solutions, LLC		c/o Ultimus Fund Solutions, LLC
	P.O. Box 46707		225 Pictoria Drive, Suite 450
	Cincinnati, Ohio 45246-0707		Cincinnati, Ohio 45246

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in proper order are processed at the net asset value next calculated after the Fund receives your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record, mailed to an address other than the address of record, if the mailing address has been changed within 30 days of the redemption request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. The Fund may also require a signature guarantee for redemptions of $50,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

For joint accounts, both signatures must be guaranteed. Please call Shareholder Services at (800) 470-1029 if you have questions. At the discretion of the Fund or its transfer agent, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone – You may redeem any part of your account (up to $50,000) in the Fund by calling Shareholder Services at (800) 470-1029. You must first complete the Optional Telephone Redemption and Exchange section of the investment application or provide a signed letter of instruction with the proper signature guarantee stamp to institute this option. The Fund, its transfer agent and custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller. The Fund or its transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions. If you are unable to reach the Fund by telephone, you may request a redemption by mail.

Fund Policy on Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of the Fund’s shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where the Fund detects a pattern of purchases and sales of the Fund’s shares that indicates market timing or trading that the Fund determines is abusive. This policy generally applies to all shareholders of the Fund.

The Board also has adopted a redemption policy to discourage short-term traders and/ or market timers from investing in the Fund. A 2.00% short-term redemption fee will be assessed by the Fund against investment proceeds withdrawn within 90 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. No redemption fees shall be associated with 401(k) and 403(b) plans. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Fund uses a “first-in, first-out” method to determine the 90-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be retained by the Fund for the benefit of existing shareholders.

Ultimus, the Fund’s administrator, performs automated monitoring of short-term trading activity for the Fund. Instances of suspected short-term trading are investigated by the compliance department. If an instance is deemed a violation of the short-term trading policies of the Fund, then Ultimus notifies the Fund’s Adviser and action, such as suspending future purchases, may be taken. A quarterly certification reporting any instances of short-term trading in violation of a Fund’s policies is provided to the Board.

Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees, involuntary redemption of accounts below the minimum investment amount, and, at the sole discretion of the Adviser after considering the circumstances related to the redemption and the Adviser’s management of the Fund’s portfolio or due to changes in an investor’s circumstances, such as death. No exceptions will be granted to persons believed to be “market timers.”

There is no guarantee that the Fund will be able to detect or deter market timing in all accounts. In particular, many shareholders may invest in the Funds through financial intermediaries that hold omnibus accounts with the Fund. Omnibus accounts – in which Fund shares are held in the name of an intermediary on behalf of multiple beneficial owners – are a common form that financial intermediaries (including brokers, advisers, and third-party administrators) use to hold shares for their clients. In general, the Fund is not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in market timing and to apply the Fund’s redemption fee. Ultimus reviews trading activity at the omnibus account level and looks for activity that may indicate potential frequent trading or market timing. If cash flows or other information indicate that market timing may be taking place, the Fund will seek the intermediary’s assistance to help identify and remedy any market timing. However, the Fund’s ability to monitor and deter market timing in omnibus accounts and to apply its redemption fee ultimately depends on the capabilities and cooperation of these third-party financial intermediaries. Financial intermediaries may apply different or additional limits on frequent trading, and financial intermediaries may be unwilling or unable to apply the Fund’s redemption fee. If you invest in the Fund through an intermediary, please read that intermediary’s program materials carefully to learn of any additional rules or fees that may apply.

Additional Information

If you are not certain of the requirements for a redemption please call Shareholder Services at (800) 470-1029. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the seventh day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to 15 calendar days. Also, when the New York Stock Exchange (“NYSE”) is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the SEC the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

For non-retirement accounts, redemption proceeds, including dividends and other distributions, sent by check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund. Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is, due to redemptions, less than $1,500 for the Investor Class or $100,000 for the Institutional Class, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the appropriate class to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board determines to liquidate the Fund. In such event, the Board may close the Fund with notice to shareholders but without having to obtain shareholder approval prior to such liquidation. An involuntary redemption will create a capital gain or capital loss which may have tax consequences about which you should consult your tax adviser.

Determination of Net Asset Value

The price you pay for your shares and that you receive upon the sale of your shares in the Fund is based on the Fund’s net asset value (“NAV”) per share for the applicable class. The NAV of each class is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business (the NYSE is closed on Saturdays, Sundays and the following federal holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). the Fund’s NAV of each class is calculated by dividing the value of its total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares of the class outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form.

The Fund’s assets generally are valued at their market value. Fixed income securities for which market quotations are readily available are generally valued based upon the mean of the last bid and ask prices as provided by an independent pricing service. If market quotations are not readily available, the pricing service may use electronic data processing techniques and/or a computerized matrix system to determine valuations. In determining the value of a bond or other fixed income security, matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity and type of issue, and any other factors or market data as the independent pricing service deems relevant for the security being priced and for other securities with similar characteristics.

Equity securities are generally valued by using market quotations. Equity securities traded on a securities exchange are valued at the last sales price reported by the primary exchange on which the securities are listed. Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded on a securities exchange for which a last-quoted price is not readily available will be valued at the last bid price.

If management or the Adviser considers a valuation unreliable due to market or other events (including events that occur after the close of the trading market but before the calculation of the NAV), then the assets will be valued at a fair value as determined in good faith by the Adviser pursuant to guidelines established by the Board. When pricing securities using the fair valuation guidelines established by the Board, the Adviser seeks to assign a value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities.

Without fair value pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders. However, there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders, or that the Fund will realize fair valuation upon the sale of a security. The Fund may invest in portfolio securities that are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares and, as a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Adviser at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Adviser’s fair value methodology is inappropriate. The Fund’s Adviser will adjust the fair values assigned to securities in the Fund’s portfolio, to the extent necessary, as soon as market prices become available.

Dividends, Distributions and Taxes

Dividends and Distributions. The Fund typically distributes to its shareholders as dividends substantially all of its net investment income and any realized net capital gains at least annually. These distributions, if any, are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions, if any, will consist primarily of dividend income, interest and net realized capital gains, if any.

Taxes. Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The net investment dividend income you receive, whether or not reinvested, generally will be taxed as ordinary income. However, distributions of “qualified dividend income” (generally, dividends received by the Fund from domestic corporations and some foreign corporations) generally will be taxable to individuals and most trusts and estates at the same maximum federal income tax rate applicable to net capital gains (currently 20%).

The Fund will typically distribute net realized capital gains (the excess of net long-term capital gain over net short-term capital loss), if any, to its shareholders once a year, and may make additional distributions as it deems desirable at any other time during a particular year. Capital gains are generated when the Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. Currently, long-term capital gains are generally taxable to individuals and most trusts and estates at a maximum federal income tax rate of 20%. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

●	Postal or other delivery service is unable to deliver checks to the address of record;

●	Dividends and capital gain distributions are not cashed within 180 days; or

●	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by the Fund which are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. When reinvested, those amounts are subject to the risk of loss like any other investment in the Fund.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares for a gain is usually a taxable event to the Fund’s shareholders as long-term or short-term capital gains, depending on whether you held the shares for more than one year or less than that period, respectively. Losses are subject to special rules.

An additional 3.8% Medicare tax generally will be imposed on certain net investment income of non-corporate taxpayers, including dividends and capital gain distributions received from the Fund and gains from the sale of shares, including redemptions.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) 24% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 24% (or any applicable higher rate) of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

Cost Basis Reporting. Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on Fund shareholders’ Form 1099s when “covered” securities are sold. Covered securities generally include any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen High Cost as its default tax lot identification method for all shareholders. This tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases (including reinvested dividends and declared or reinvested capital gain distributions) on different dates at differing NAVs, and the entire position is not sold at one time. The Fund’s default tax lot identification method is the method covered shares will be reported on your IRS Form 1099-B if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s default lot identification method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury Department regulations or consult your tax adviser with regard to your personal circumstances.

General Disclaimer. For securities defined as “covered” under current IRS cost-basis reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot identification information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

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FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the financial performance of the Fund for the periods shown. Certain information reflects financial results for a single share. The total returns represent the rate you would have earned (or lost) on an investment in the Investor Class or Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Cohen & Company, Ltd., an Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2019, which is available upon request without charge.

Appleseed Fund – Investor Class
Financial Highlights
(For a share outstanding during each period)

For the Year Ended September 30, 2019
Selected Per Share Data:
Net asset value, beginning of year	$13.77
Investment operations:
Net investment income (loss)(a)	0.08
Net realized and unrealized gain (loss) on investments	(0.15)
Total from investment operations	(0.07)
Less distributions to shareholders from:
Net investment income	(0.01)
Net realized gains	(1.19)
Total distributions	(1.20)
Paid in capital from redemption fees	0.01
Net asset value, end of year	$12.51
Total Return(c)	(0.44)%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$54,725
Ratio of net expenses to average net assets(d)(e)	1.14%
Ratio of expenses to average net assets before waiver and reimbursement(d)	1.36%
Ratio of net investment income (loss) to average net assets(d)	0.72%
Portfolio turnover rate	79%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Rounds to less than $0.005 per share.
(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(d)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(e)

Excluding dividend and interest expense, the ratios of net expenses and income to average net assets were 1.14%, 1.14%, 1.14%, 1.14% and 1.20% for the fiscal years ended September 30, 2019, 2018, 2017, 2016 and 2015, respectively.

(f)	Effective October 1, 2014, the Adviser contractually agreed to cap the Fund’s expenses at 0.95% excluding certain expenses. Prior to October 1, 2014, the Fund’s expense cap was 0.99%.

For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015

$13.05	$12.22	$11.40	$13.96

0.08	0.15	0.03	(0.01)
0.79	0.85	1.07	(1.15)
0.87	1.00	1.10	(1.16)

(0.09)	(0.17)	—	—
(0.06)	— (b)	(0.28)	(1.40)
(0.15)	(0.17)	(0.28)	(1.40)
— (b)	— (b)	— (b)	—	(b)
$13.77	$13.05	$12.22	$11.40
6.68%	8.37%	9.90%	(8.90)%

$78,955	$86,898	$103,650	$112,447
1.25%	1.27%	1.16%	1.22	%(f)
1.45%	1.48%	1.39%	1.39%
0.64%	1.33%	0.27%	(0.06)%
85%	56%	82%	52%

Appleseed Fund – Institutional Class
Financial Highlights
(For a share outstanding during each period)

For the Year Ended September 30, 2019
Selected Per Share Data:
Net asset value, beginning of year	$13.86
Investment operations:
Net investment income(a)	0.14
Net realized and unrealized gain (loss) on investments	(0.18)
Total from investment operations	(0.04)
Less distributions to shareholders from:
Net investment income	(0.04)
Net realized gains	(1.19)
Total distributions	(1.23)
Paid in capital from redemption fees	— (b)
Net asset value, end of year	$12.59
Total Return(c)	(0.28)%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$93,269
Ratio of net expenses to average net assets(d)(e)	0.95%
Ratio of expenses to average net assets before waiver and reimbursement(d)	1.11%
Ratio of net investment income to average net assets(d)	0.95%
Portfolio turnover rate	79%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Rounds to less than $0.005 per share.
(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(d)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(e)

Excluding dividend and interest expense, the ratios of net expenses and income to average net assets were 0.95%, 0.95%, 0.95%, 0.95% and 0.95% for the fiscal years ended September 30, 2019, 2018, 2017, 2016 and 2015, respectively.

(f)	Effective October 1, 2014, the Adviser contractually agreed to cap the Fund’s expenses at 0.95% excluding certain expenses. Prior to October 1, 2014, the Fund’s expense cap was 0.99%.

For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015

$13.14	$12.31	$11.47	$14.02

0.12	0.18	0.06	0.02
0.77	0.86	1.08	(1.16)
0.89	1.04	1.14	(1.14)

(0.11)	(0.21)	(0.02)	(0.01)
(0.06)	— (b)	(0.28)	(1.40)
(0.17)	(0.21)	(0.30)	(1.41)
— (b)	— (b)	— (b)	—	(b)
$13.86	$13.14	$12.31	$11.47
6.85%	8.59%	10.18%	(8.68)%

$97,643	$91,492	$88,846	$92,607
1.06%	1.08%	0.97%	0.97	%(f)
1.20%	1.23%	1.14%	1.14%
0.86%	1.56%	0.46%	0.18%
85%	56%	82%	52%

FOR MORE INFORMATION

The Fund’s Statement of Additional Information (SAI) and annual and semiannual reports to shareholders contain additional information about the Fund. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The Fund’s annual report to shareholders discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its prior fiscal year.

You may request free copies of the Fund’s SAI, annual report and semiannual report, as well as other information about the Fund, and may make other shareholder inquiries by calling Shareholder Services at (800) 470-1029 or by visiting the Fund’s website at www.appleseedfund.com.

Information about the Fund (including the SAI and other reports) is available on the EDGAR Database on the SEC’s website at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act #811-21237

APPLESEED FUND

Investor Class (APPLX)

Institutional Class (APPIX)

A Series of the Unified Series Trust

STATEMENT OF ADDITIONAL INFORMATION

January 28, 2020

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus of the Appleseed Fund dated January 28, 2020 (the “Prospectus”). This SAI incorporates by reference the annual report to shareholders of the Appleseed Fund for the fiscal year ended September 30, 2019 (“Annual Report”). A free copy of the Prospectus or Annual Report can be obtained by writing the transfer agent at Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, by calling Shareholder Services at (800) 470-1029 or by visiting the Fund’s website at www.appleseedfund.com.

DESCRIPTION OF THE TRUST AND FUND

Appleseed Fund (the “Fund”) was organized as a non-diversified series of Unified Series Trust (the “Trust”) on September 11, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Trust’s registration statement with respect to the Fund was declared effective by the U. S. Securities and Exchange Commission (“SEC”) on November 21, 2006, and the Investor Class shares of the Fund commenced investment operations on December 8, 2006. The Institutional Class shares of the Fund commenced operations on January 31, 2011. The Fund’s investment adviser is Pekin Hardy Strauss, Inc. (the “Adviser”).

The Fund currently offers two classes of shares, Investor Class and Institutional Class. Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the applicable class of the Fund with each other share of that class, and is entitled to such dividends and distributions out of income belonging to the applicable class of the Fund as are declared by the Board. Expenses attributable to any class are borne by that class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by, or under the direction of, the Board in such manner as the Board determines to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Board, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Board determines to liquidate the Fund. The Fund will provide notice to the shareholders if the Board determines, in its sole judgment, to liquidate the Fund, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and this SAI.

2

The Fund may authorize one or more brokers or other intermediaries (an “Intermediary”) to receive on its behalf purchase and redemption orders. Such Intermediaries would be authorized to designate others to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized Intermediary or, if applicable, its authorized designee, receives the order.

Customer orders will be priced at the net asset value (“NAV”) of the applicable share class next determined after an order has been placed by an authorized Intermediary and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Fund’s Annual Report contains additional performance information and will be made available to investors upon request and without charge.

The Fund’s environmental, social, and governance (“ESG”) screening criteria generally apply to investments in stocks and corporate bonds issued by portfolio companies at the time of investment, and periodically thereafter. However, the Fund may continue to hold securities of companies that no longer meet its ESG screening criteria if the Adviser believes that the company is attempting to address its issues, or to allow the Adviser adequate time to sell the security in a commercially reasonable manner at an attractive price. The Fund’s investments in cash equivalents, derivative transactions, short sales and commodity-related investments are not screened for compliance with the ESG investment guidelines, because the Fund’s screening activities are intended to apply primarily to operating companies that issue securities (other than those noted above) in which the Fund invests.

ADDITIONAL INFORMATION ABOUT FUND

INVESTMENTS AND RISK CONSIDERATIONS

This section contains additional information regarding some of the investments the Fund may make and some of the techniques it may use.

A. Common Stocks, Warrants and Rights. The Fund will invest in common stock and common stock equivalents (such as rights, warrants and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

Convertible Securities. A convertible security is a bond, debenture, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock. The Fund typically will invest in convertible securities rated B or higher by Standard & Poor’s Corporation (“S&P”) or by Moody’s Investors Services, Inc. (“Moody’s”), or if unrated, determined by the Adviser to be of comparable quality. Generally, investments in securities in the lower rating categories provide higher yields but involve greater volatility of price and risk of loss of principal and interest than investments in securities with higher ratings. Securities rated lower than Baa by Moody’s or BBB by S&P are considered speculative. In addition, lower ratings reflect a greater possibility of an adverse change in the financial conditions affecting the ability of the issuer to make payments of principal and interest. The market price of lower-rated securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Lower-rated securities will also be affected by the market’s perception of their credit quality and the outlook for economic growth.

In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers.

3

The prices for these securities may be affected by legislative and regulatory developments. For example, federal rules were adopted that required savings and loan associations gradually to reduce their holdings of high-yield securities. An effect of this legislation may be to significantly depress the prices of outstanding lower-rated securities. Furthermore, the liquidity of lower-rated securities may be affected by the market’s perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher-rated securities, and it also may be more difficult during certain adverse market conditions to sell lower-rated securities at their fair value to meet redemption requests or to respond to changes in the market.

B. Depository Receipts. The Fund may invest in foreign securities either directly or by purchasing depository receipts, including American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and other similar instruments. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while GDRs, in bearer form, may be denominated in other currencies and are designed for use in multiple foreign securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. GDRs are foreign receipts evidencing a similar arrangement. For purposes of the Fund’s investment policies, ADRs and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and GDRs shall be treated as indirect foreign investments. For example, an ADR or GDR representing ownership of common stock will be treated as common stock.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of foreign issuers deposited in a U.S. Bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in equity securities of foreign issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

Depository receipt facilities may be established as either “unsponsored” or “sponsored”. While depository receipts issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of depository receipt holders and the practices of market participants.

A depository may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored depository receipts generally bear all the costs of such facility. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to pass through voting rights to depository receipt holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depository receipts.

Sponsored depository receipt facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository, and the depository receipt holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although depository receipt holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the depository receipt holders at the request of the issuer of the deposited securities. Risks associated with direct investments in foreign securities, rather than through depository receipts, are described below under “Foreign Securities.”

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C. Derivative Transactions. The Fund may engage in options and futures transactions, which are sometimes referred to as derivative transactions. These options and futures contracts may include, but will not be limited to: equity call options, index call options, equity puts, index puts, constant maturity Treasury swaps, constant maturity Treasury swap rate caps, interest rate swaptions, constant maturity swaps, credit default swaps, and constant maturity swap rate caps. The Fund may use derivative instruments for any purpose consistent with its investment objective, such as for hedging or obtaining market exposure or interest rate exposure. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Such transactions may be used for several reasons, including hedging unrealized portfolio gains. As a hedging strategy, the Fund may use derivatives to “lock-in” realized but unrecognized gains in the value of the Fund’s portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment. The Fund also may use derivative instruments to obtain market exposure (that is, for speculative purposes rather than hedging). The Adviser may establish a position in the derivatives market as a substitute for buying, selling, or holding certain securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than traditional securities would. The Fund may hold a futures or options position until its expiration, or it can close out such a position before then at current value if a liquid secondary market is available. If the Fund cannot close out a position, it may suffer a loss apart from any loss or gain experienced at the time the Fund decided to close the position. The use of derivative transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. To the extent the Fund enters into the transaction for hedging purposes, imperfect correlation between the derivatives and securities markets may detract from the effectiveness of the attempted hedging. The Fund will not enter into options and futures transactions if more than 10% of the Fund’s net assets at the time of purchase would be committed to such instruments.

The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission (“CFTC”), and various state regulatory authorities. In addition, the Fund’s ability to use derivative instruments may be limited by certain tax considerations.

The Trust on behalf of the Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the Commodities Exchange Act (“CEA”), and therefore, the Fund will not be subject to registration or regulation as a commodity pool operator under the CEA.

D. Short Sales. The Fund may engage in short selling of securities. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund must segregate assets determined to be liquid by the Adviser in accordance with procedures established by the Board or otherwise cover its position in a permissible manner. The Fund will be required to pledge its liquid assets to the broker in order to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. Dividend expenses on securities sold short are not covered under the Adviser’s expense cap agreement with the Fund and, therefore, these expenses will be borne by the shareholders of the Fund. The Fund’s ESG investment screens are not applied to short sales.

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E. Income Trusts. The Fund may invest in income trusts, including real estate investment trusts, business trusts and royalty trusts. Income trusts are operating businesses that have been put into a trust, and which pay out the bulk of their free cash flow to unit holders. The businesses that are sold into these trusts are usually mature and stable income-producing companies that lend themselves to fixed (monthly or quarterly) distributions. These trusts are regarded as equity investments with fixed-income attributes or high-yield debt with no fixed maturity date. These trusts typically offer regular income payments and a significant premium yield compared to other types of fixed income investments.

Real Estate Investment Trusts. The Fund may invest in real estate investment trusts (“REITs”). A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those which invest in real estate mortgages and generate income primarily from interest payments on mortgage loans. Hybrid REITs generally invest in both real property and mortgages. REITs are generally subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Other risks associated with these investments include the fact that REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended.

Business Trusts. A business trust is an income trust where the principal business of the underlying corporation or other entity is in the manufacturing, service or general industrial sectors. It is anticipated that the number of businesses constituted or reorganized as income trusts will increase significantly in the future. Conversion to the income trust structure is attractive to many existing mature businesses with relatively high, stable cash flows and low capital expenditure requirements, due to tax efficiency and investor demand for high-yielding equity securities. One of the primary attractions of business trusts, in addition to their relatively high yield, is their ability to enhance diversification in the portfolio as they cover a broad range of industries and geographies, including public refrigerated warehousing, mining, coal distribution, sugar distribution, forest products, retail sales, food sales and processing, chemical recovery and processing, data processing, gas marketing and check printing. Each business represented is typically characterized by long life assets or businesses that have exhibited a high degree of stability. Investments in business trusts are subject to various risks, including risks related to the underlying operating companies controlled by such trusts. These risks may include lack of or limited operating histories and increased susceptibility to interest rate risks.

Royalty Trusts. A royalty trust typically controls an operating company which purchases oil and gas properties using the trust’s capital. The royalty trust then receives royalties and/or interest payments from its operating company, and distributes them as income to its unit holders. Units of the royalty trust represent an economic interest in the underlying assets of the trust.

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The Fund may invest in royalty trusts that are traded on the stock exchanges. Royalty trusts are income trusts that own or control oil and gas operating companies. Royalty trusts pay out substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves to shareholders (unitholders) in the form of monthly dividends (distributions). As a result of distributing the bulk of their cash flow to unitholders, royalty trusts are effectively precluded from internally originating new oil and gas prospects. Therefore, these royalty trusts typically grow through acquisition of producing companies or those with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Consequently, royalty trusts are considered less exposed to the uncertainties faced by a traditional exploration and production corporation. However, they are still exposed to commodity risk and reserve risk, as well as operating risk.

The operations and financial condition of royalty trusts, and the amount of distributions or dividends paid on their securities is dependent on the oil prices. Prices for commodities vary and are determined by supply and demand factors, including weather, and general economic and political conditions. A decline in oil prices could have a substantial adverse effect on the operations and financial conditions of the trusts. Such trusts are also subject to the risk of an adverse change in the regulations of the natural resource industry and other operational risks relating to the energy sector. In addition, the underlying operating companies held or controlled by the trusts are usually involved in oil exploration; however, such companies may not be successful in holding, discovering, or exploiting adequate commercial quantities of oil, the failure of which will adversely affect their values. Even if successful, oil and gas prices have fluctuated widely during the most recent years and may continue to do so in the future. There is no guarantee that crude oil prices will not decline. Declining crude oil prices may cause the Fund to incur losses on its investments. In addition, the demand in and supply to the developing markets could be affected by other factors such as restrictions on imports, increased taxation, and creation of government monopolies, as well as social, economic and political uncertainty and instability. Furthermore, there is no guarantee that non- conventional sources of natural gas will not be discovered which would adversely affect the oil industry.

Moreover, as the underlying oil and gas reserves are produced the remaining reserves attributable to the royalty trust are depleted. The ability of a royalty trust to replace reserves is therefore fundamental to its ability to maintain distribution levels and unit prices over time. Certain royalty trusts have demonstrated consistent positive reserve growth year-over-year and, as such, certain royalty trusts have been successful to date in this respect and are thus currently trading at unit prices significantly higher than those of five or ten years ago. Royalty trusts manage reserve depletion through reserve additions resulting from internal capital development activities and through acquisitions.

When the Fund invests in foreign royalty trusts, it will also be subject to foreign securities risks which are more fully described below under “Foreign Securities.”

F. Investment Company Securities. The Fund may invest in securities issued by other investment companies, including shares of open-end investment companies, closed-end investment companies (including business development companies (“BDCs”)), and unit investment trusts. Investment companies are collective investment portfolios that invest directly in underlying investments.

When the Fund invests in another investment company, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by that investment company. These expenses are in addition to the fees and expenses of the Fund itself and, for certain investment companies, such as BDCs, may be significant.

In addition, when the Fund invests in another investment company, the Fund will be affected by losses of the investment company and the level of risk arising from the investment practices of the investment company (such as the use of leverage or derivatives). The Fund has no control over the investments and related risks taken by underlying investment companies in which it invests. The Fund may also be required to pay redemption fees charged by underlying investment companies.

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Open-end investment companies traded on an exchange are often referred to as exchange-traded funds (“ETFs”). In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) the market price of an ETF’s shares may trade above or below its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

The Fund may invest in inverse ETFs. Inverse ETFs seek daily investment results that correspond to the inverse, or a multiple of the inverse, of the daily performance of some index. Inverse ETFs obtain investment exposure through derivatives, which may be considered aggressive or speculative, and there is no guarantee that an inverse ETF will meet its investment objective. The Fund will be adversely affected if it holds an inverse ETF during periods when the value of the index tracked by the ETF increases. For periods longer than a day, an inverse ETF will typically lose money when the level of the tracked index is flat over time, and it is possible that an inverse ETF will lose money over time even if the tracked index falls. Underlying ETFs in which the Fund may invest may use derivatives that are “leveraged,” which may magnify or otherwise increase investment losses to the ETF and thus adversely affect the Fund.

To the extent that the Fund invests in ETFs, closed-end funds or trusts, or other investment vehicles that invest in commodities (or are designed to track the prices of commodities), it will be subject to additional risks. Commodities are real assets such as oil, agriculture, livestock, industrial metals, and precious metals such as gold or silver. The values of ETFs that invest in commodities are highly dependent on the prices of the related commodity. The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectation with respect to the rate of inflation, currency exchange rates, the production and cost levels of the producing countries and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. Commodity ETFs may use derivatives, such as futures, options and swaps, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default on its obligations under the contract).

Closed-end funds (including BDCs) are subject to additional risks. Closed-end funds may leverage a higher percentage of their assets (that is, using borrowed money to buy additional assets) than traditional mutual funds. Leveraging can provide higher yields and potentially higher returns for investors, but it also increases overall risk and the volatility of the investment. Closed-end funds generally sell a fixed number of shares at one time (in the initial public offering), after which the shares typically trade on a secondary market, such as the New York Stock Exchange or the Nasdaq Stock Market. A closed-end fund is not required to buy its shares back from investors upon request. By comparison, mutual funds issue securities that are redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Shares of closed-end funds may trade at a value greater or lower than their NAV. If a closed-end fund’s underlying market falls and the fund’s discount increases or its premium decreases, the price return of the closed-end fund – the actual return to the shareholder – will be less than the fund’s NAV return. Most closed-end funds trade actively, and their shares are liquid. Some closed-end funds, however, trade less actively, and may not be liquid. The market price of a closed-end fund’s shares may also be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than or less than their NAV.

G. Fixed Income Securities. Fixed income securities include domestic and foreign corporate debt securities; high yield debt securities; preferred stock; U.S. government securities; sovereign debt; World Bank bonds; municipal securities; repurchase agreements; zero coupon bonds; and mortgage-backed, asset-backed and receivable-backed securities and participation interests in such securities. Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

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Corporate Debt Securities. The Fund may invest in corporate debt securities of domestic or foreign listed companies. These are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements.

Treasury Inflation-Protected Securities (“US TIPS”) and Inflation-Linked Bonds. The may invest in U.S. Tips and inflation-linked bonds. The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If the Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.

High Yield Debt Securities (“Junk Bonds”). The Fund may invest up to 5% of its assets (at the time of purchase) in debt securities that are rated below investment grade. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns. An economic downturn could severely disrupt the market for high yield securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest.

The prices of high yield securities have been found to be more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a security owned by the Fund defaulted, the Fund could incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Fund’s NAV. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash. High yield securities also present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield security’s value may decrease in a rising interest rate market, as would the value of the Fund’s assets. If the Fund experiences unexpected net redemptions, this may force it to sell its high yield securities without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

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In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield securities, and this may have an impact on the Fund’s ability to accurately value high yield securities and the Fund’s assets and on the Fund’s ability to dispose of the securities. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

There are also special tax considerations associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. For example, the Fund reports the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Also, the shareholders are taxed on this interest even if the Fund does not distribute cash to them. Therefore, in order to pay taxes on this interest, shareholders may have to redeem some of their shares to pay the tax or the Fund may sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

Finally, there are risks involved in applying credit ratings as a method for evaluating high yield securities. For example, credit ratings evaluate the safety of principal and interest payments, not market value risk of high yield securities. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Fund (in conjunction with the Adviser) will continuously monitor the issuers of high yield securities to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the securities’ liquidity so the Fund can meet redemption requests.

Repurchase Agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of an obligation issued by the U.S. government or by an agency of the U.S. government (“U.S. Government Obligations”) (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (Usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

Preferred Stock. The Fund may invest in preferred stock, including adjustable-rate preferred securities. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. “Auction Rate” preferred stock is a floating rate preferred stock with the dividend rate reset by Dutch auction, typically every 7, 28, 35 or 49 days. The dividend rate on auction rate preferred stock usually is subject to a maximum rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

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Floating Rate, Inverse Floating Rate, and Index Obligations. The Fund may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by U.S. government or corporate issuers, or by collateral such as mortgages. In certain cases, a change in the underlying index or price may have a leveraging effect on the periodic coupon payments, creating larger possible swings in the prices of such securities than would be expected when taking into account their maturities alone. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. The Fund may invest in instruments whose value is computed based on a multiple of the change in price or value of an asset (or of an index of or relating to assets), provided the relevant asset or assets are eligible for investment by the Fund. To the extent the Fund invests in instruments whose value is computed based on such a multiple, a leverage factor is involved, which can result in high volatility and significant losses.

Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. The coupon is usually reset daily, weekly, monthly, quarterly or semi-annually, but other schedules are possible. Floating rate obligations generally exhibit a low-price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. If their underlying index is not an interest rate, or the reset mechanism lags the movement of rates in the current market, greater price volatility may be experienced.

Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. Because the changes in the coupon are usually negatively correlated with changes in overall interest rates, interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures, a gain or loss is realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

U.S. Government Securities. U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. It is possible that the U.S. government would not provide financial support to its agencies if not required to do so by law. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal Home Loan Banks are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government. If a U.S. government agency in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund’s share price could fall.

Sovereign Debt. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including among others, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country’s international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

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Zero Coupon and Pay-in-Kind Bonds. Corporate debt securities and municipal obligations include so-called “zero coupon” bonds and “pay-in-kind” bonds. Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. The Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between a zero coupon bond’s purchase price and its face value. Certain types of collateralized mortgage obligations pay no interest for a period of time and therefore present risks similar to zero coupon bonds.

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities (CATs), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency or by a corporation.

Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payment of interest. Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, the Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements. The Fund will not invest more than 5% of its net assets in pay-in-kind bonds.

Municipal Securities. Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, as well as other qualifying issuers (including the U.S. Virgin Islands, Puerto Rico and Guam), the income from which is exempt from regular federal income tax and exempt from state tax in the state of issuance. Municipal securities are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal securities consist of tax exempt bonds, tax exempt notes and tax exempt commercial paper. Municipal notes, which are generally used to provide short term capital needs and have maturities of one year or less, include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes.

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Tax exempt commercial paper typically represents short term, unsecured, negotiable promissory notes. The Fund may invest in other municipal securities such as variable rate demand instruments.

Mortgage-Backed Securities. Mortgage-backed securities represent an interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Unscheduled or early payments on the underlying mortgages may shorten the securities’ effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, the Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by the Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by the Fund at lower rates of return.

In addition, the Fund may invest in collateralized mortgage obligations (“CMOs”). CMOs are securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of a bankruptcy or other default of an entity who issued the CMO held by the Fund, the Fund could experience both delays in liquidating its position and losses. Certain types of CMOs pay no interest for a period of time and therefore present risks similar to zero coupon bonds.

Asset-Backed and Receivable-Backed Securities. Asset-backed and receivable-backed securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed or receivable-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificate holder generally has no recourse against the entity that originated the loans. The underlying loans are subject to prepayments which shorten the securities’ weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments.

H. Distressed Securities. The Fund may invest in distressed securities to the extent they meet the Fund’s restrictions on investments in illiquid securities. Distressed securities are securities of companies encountering significant financial or business difficulties, including companies which (i) may be engaged in debt restructuring or other capital transactions of a similar nature outside the jurisdiction of federal bankruptcy law, (ii) are subject to the provisions of federal bankruptcy law or (iii) are experiencing poor operating results as a result of unfavorable operating conditions, over-leveraged capital structure, catastrophic events, extraordinary write-offs or special competitive or product obsolescence problems. Corporate bankruptcy or distress often causes a company’s securities to trade at a discounted value. Through an analysis of the complex business and legal procedures associated with the situation, the Fund may have the ability to purchase these securities and to exit the investment at an attractive risk-adjusted rate of return. Profits are expected from the market’s lack of understanding of the intrinsic value of the discounted securities and because many institutional investors cannot own below investment grade securities. Distressed securities typically are rated below investment grade (i.e., as junk securities).

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Investment in distressed securities may be considered speculative and may present substantial potential for loss as well as gain. The Fund will not invest in the securities of distressed issuers for the purpose of exercising day-to-day management of any issuer’s affairs; however, such investment may nonetheless cause the Fund to have a more active participation in the affairs of the issuer than is generally assumed by an investor. This may subject the Fund to litigation risks. When a company seeks relief under the Federal Bankruptcy Code (or has a petition filed against it), an automatic stay prevents all entities, including creditors, from foreclosing or taking other actions to enforce claims, perfect liens or reach collateral securing such claims. Creditors who have claims against the company prior to the date of the bankruptcy filing must petition the court to permit them to take any action to protect or enforce their claims or their rights in any collateral. Such creditors may be prohibited from doing so if the court concludes that the value of the property in which the creditor has an interest will be ‘adequately protected’ during the proceedings. If the bankruptcy court’s assessment of adequate protection is inaccurate, a creditor’s collateral may be wasted without the creditor being afforded the opportunity to preserve it. Thus, even if the Fund holds a secured claim, it may be prevented from collecting the liquidation value of the collateral securing its debt, unless relief from the automatic stay is granted by the court. Furthermore, while the Fund intends to scrutinize any security interests that secure the debt it purchases, there can be no assurance that such security interests will not be challenged vigorously and found defective in some respect, or that the Fund will be able to prevail against the challenge.

While the challenges to liens and debt described above normally occur in a bankruptcy proceeding, the conditions or conduct that would lead to an attack in a bankruptcy proceeding could in certain circumstances result in actions brought by other creditors of a debtor, shareholders of a debtor or even the debtor itself in other state or federal proceedings. As is the case in a bankruptcy proceeding, there can be no assurance that such claims will not be asserted or that the Fund will be able successfully to defend against them. To the extent that the Fund assumes an active role in any legal proceeding involving a debtor, the Fund may be prevented from disposing of securities issued by the debtor due to the Fund’s possession of material, non-public information concerning the debtor.

I. Financial Service Industry Obligations. Financial service industry obligations include among others, the following:

i. Certificates of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

ii. Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

iii. Bankers’ Acceptances. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

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J. Foreign Securities. The Fund may invest directly in foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. The establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations. In addition, investing in foreign securities will generally require paying higher commissions than investing in similar domestic securities.

Decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

K. Securities Lending. Subject to Board approval, the Fund may lend its portfolio securities; however, the aggregate of portfolio securities loaned will not exceed 25% of the value of the Fund’s net assets, measured at the time any such loan is made. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate the financial institution to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser, or other affiliated person. The terms of the Fund’s loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days’ notice or in time to vote on any important matter.

L. Publicly-Traded Partnerships Interests. The Fund may invest in units or other interests issued by limited partnerships that are listed and traded on U.S. securities exchanges or over-the-counter (“PTP Units”). Publicly-traded limited partnerships (“PTP”) generally have two classes of owners, the general partner and limited partners. The general partner typically owns a majority stake in the PTP and controls its management and operations. Limited partners have a very limited role (if any) in the PTP’s operations and management. The value of the Fund’s investment in PTP Units may fluctuate based on prevailing market conditions and the success of the PTP. Risks associated with PTP investments include the fact that the success of a PTP typically is dependent upon its specialized management skills. In addition, the risks related to a particular PTP investment by the Fund will vary depending on the underlying industries represented in the PTP’s portfolio. For example, the success of a PTP that invests in the oil and gas industries is highly dependent on oil and gas prices, which can be highly volatile. Moreover, the underlying oil and gas reserves attributable to such PTP may be depleted. Conversely, PTPs that invest in real estate typically are subject to risks similar to those of a REIT investment. Unlike ownership of common stock of a corporation, the Fund would have limited voting rights and have no ability to elect directors in connection with its PTP Units.

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PTPs are generally treated as partnerships for federal income tax purposes. To qualify as such, a PTP must receive at least 90% of its income from qualifying sources. These qualifying sources generally include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. As a limited partner, the Fund generally will be required to include its allocable share of the PTP’s net income in its taxable income, regardless of whether the PTP actually distributes cash to the Fund. The recognition of taxable income by the Fund from an investment in a PTP without the receipt of cash distributions could adversely affect the Fund’s ability to meet its minimum distribution requirements. In addition, although generally treated as partnership, there is a risk that a PTP could be re- classified by the Internal Revenue Service as a corporation for federal income tax purposes, as a result of a change in the tax laws or other laws relating to a particular PTP’s business or industry. Such re-classification would have the effect of reducing the amount of cash available for distribution by the PTP, and causing any such distributions received by the Fund to be taxed as dividend income. Thus, if any of the PTPs owned by the Fund are treated as corporations for tax purposes, the after-tax return to the Fund with respect to its investment in such PTPs would be materially reduced, which could result in a substantial decline in the value of the Fund’s investment in the PTP.

Additional Information About the Fund’s Screening Guidelines. As set forth in the prospectus, the Adviser looks at fundamental factors in assessing whether or not to invest in a company. Beyond the fundamentals, the Adviser looks at certain environmental, social, and governance (“ESG”) factors when considering an investment. Some of the ESG factors the Adviser considers in making an investment include environmental impact, human rights considerations, and community impact. The Fund does not invest in companies that derive substantial revenues from the tobacco, alcohol, pornography, gambling or weapons industries, as determined by the Adviser. The Fund’s ESG screening criteria generally apply to investments in stocks and corporate bonds issued by portfolio companies at the time of investment, and periodically thereafter. However, the Fund may continue to hold securities of companies that no longer meet its ESG screening criteria if the Adviser believes that the company is attempting to address its problems, or to allow the Adviser adequate time to sell the security in a commercially reasonable manner at an attractive price. The Fund’s investments in government bonds, cash equivalents (such as money market funds or certificates of deposit, U.S. Government and government agency securities), derivative transactions, short sales and commodity-related investments are not screened for ESG factors as described in the prospectus. The Fund’s screening activities are intended to apply primarily to operating companies that issue securities (other than those noted above) in which the Fund invests. However, the Fund’s investments in ETFs will also be screened to the extent practicable. The Fund’s ESG screening criteria may be changed without shareholder approval.

M. Community Investing. The Fund may invest in community development financial institutions and community banks, such as those that provide financing for small businesses and for low and moderate income housing. The Fund will not make loans to a project itself, but rather will invest in the debt of an intermediary, such as certificates of deposit issued by community banks and credit unions, or debt obligations issued by micro-finance institutions. The Fund may invest in obligations issued by the intermediary at below market interest rates if the projects have a strong social or environmental impact.

N. Currency Futures Contracts. The Fund may use currency-related derivative instruments for investment purposes or to hedge all or part of its foreign currency exposure. The use of currency-related derivative instruments by the Fund involves a number of risks, including the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. The Fund is subject to currency risk, the risk that foreign currencies will decline in value relative to the U.S. Dollar and affect the Fund’s investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. Dollar. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

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The counterparty risk for exchange-traded instruments is generally less than for privately negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Fund will enter into transactions in currency-related derivative instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract. Additionally, although forward foreign currency contracts may be traded primarily in the OTC market, the Fund will normally purchase or sell OTC forward foreign currency contracts only when the Adviser reasonably believes a liquid secondary market will exist for a particular contract at any specific time.

When required by guidelines issued by the SEC and its staff, the Fund will designate liquid assets on its books and records to cover potential obligations under currency-related derivative instruments. To the extent the Fund’s assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of the Fund’s assets is so set aside, this could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Adviser’s skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund’s use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund.

O. Liquidating Trusts. The Fund may invest in liquidating trusts. A liquidating trust is a trust formed to liquidate the assets of a business. Liquidating trusts are generally formed pursuant to a bankruptcy reorganization plan, and contain the debtor’s assets from the reorganization that may be difficult to value or that are subject to contingent liabilities. These assets may consist of mortgage receivables, among other types of assets. As a trust unitholder, the Fund would be entitled to receive a pro rata share of any cash distributions from the liquidating trust.

Investments in liquidating trusts are subject to a number of risks that may result in there being less than anticipated or no remaining assets in the trust for distribution to unitholders. The nature, amount, and timing of distributions from a liquidating trust depend on a number of factors, including the trust’s ability to resolve disputed claims, risks associated with litigation and other claims brought against the debtor or by or against the trust, and risks associated with the illiquid nature of the trust’s assets. Liquidating trusts are subject to ongoing expenses, including trustee expenses, expenses related to litigating claims, and expenses related to disposing of assets, which will reduce the amount of distributions made by the trust.

The Fund’s investment in a liquidating trust may require the Fund to accrue and distribute income not yet received. In addition, distributions received by the Fund from a liquidating trust may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Internal Revenue Code of 1986, which may cause the Fund to fail to qualify as a regulated investment company. Please refer to the section “Status and Taxation of the Fund” in this SAI for more information.

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P. Exchange-Traded Notes. The Fund may invest in exchange-traded notes (“ETNs”). ETNs are typically unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market index (less applicable fees). ETNs combine both aspects of bonds and ETFs. An ETN’s returns is typically based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN’s shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on the Fund’s right to redeem its investment in an ETN, because ETNs are generally intended to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Q. Master Limited Partnerships (“MLPs”). The Fund may directly invest a portion of its total assets in the equity or debt securities of MLPs, which are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner in an MLP is allocated a share of the MLP’s income, gains, losses, deductions, and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes. This would result in the MLP being required to pay U.S. federal income tax on its taxable income, and could result in lower income to the Fund and a reduction in the value of the Fund’s investment in the MLP. Additionally, mutual funds seeking to be taxed as regulated investment companies, such as the Fund, are limited in their ability to invest in MLPs by current federal tax rules. If a mutual fund invests more than 25% of the value of its total assets in MLP securities, it will be subject to federal corporate income tax.

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R. Initial Public Offerings (“IPOs”) and Secondary Equity Offerings (“SEOs”). IPOs or “New Issues” are initial public offerings of equity securities. “SEOs” are secondary equity offerings of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs or SEOs may be highly volatile or may decline shortly after the initial public offering or seasoned equity offering.

S. Value and Growth Companies. While the Fund may focus primarily on value stocks, the Fund may also invest in growth stocks. Value stocks are those that the Adviser believes are undervalued by the market. The issuers of these stocks may have experienced negative business developments or may be subject to special risks that have caused their stocks to fall out of favor. If the Adviser’s assessment of a company’s prospects or value is wrong, or if other investors do not similarly recognize the value of a company, then the price of the company’s stock may fall or may not approach the value that the Adviser has placed on it.

Growth stocks are those issued by companies that the Adviser believers are fast-growing. Growth stocks may trade at a higher multiple of current earnings than other stocks. The values of growth stocks may be more sensitive to changes in current or expected future earnings than the values of other stocks. If the Adviser’s assessment of the prospectus for a company’s earnings growth is wrong, or if it misjudges how other investors will value the company’s earnings growth, then the price of the company’s stock may fall or may not approach the value that the Adviser has placed on it.

T. Illiquid Securities. The Fund may invest in illiquid securities, but will limit its investments in illiquid securities to no more than 15% of the Fund’s net assets. Illiquid securities are securities that may be difficult to sell promptly (generally within seven days) at approximately their current value because of a lack of an available market and other factors. Under the supervision of the Board, the Adviser determines the liquidity of the Fund’s investments and, through reports from the Adviser, the Board monitors investments in illiquid instruments. If through a change in values, net assets, or other circumstances, the Fund is in a position where more than 15% of its net assets are invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. The sale of some illiquid and other types of securities may be subject to legal restrictions.

If the Fund invests in securities for which there is no ready market, the Fund may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market, and which can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities once realized may be lower or higher than the Adviser’s most recent estimate of their fair market value. Generally, less public information is available about the issuers of such securities than about companies whose securities are publicly traded.

U. Temporary Defensive Positions. The Fund may from time to time take temporary defensive positions that are inconsistent with its principal investment strategies. If the Adviser believes a temporary defensive position is warranted in view of market conditions, the Fund may hold cash or invest up to 100% of its assets in high-quality short-term government or corporate obligations, money market instruments or shares of money market mutual funds. Taking a temporary defensive position may prevent the Fund from achieving its investment objective.

V. Portfolio Turnover. The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities. The Fund’s portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions, and may result in additional tax consequences to shareholders holding Fund shares in taxable accounts.

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INVESTMENT LIMITATIONS

A. Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), (i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund). As used in the Prospectus and this SAI, the term “majority of the outstanding shares of the Fund” means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with, or permitted by, the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, including commodities futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on the Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Fund shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

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B. Non-Fundamental. The following limitations have been adopted by the Trust for the Fund and are non-fundamental (i.e., they are other investment practices that may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy).

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in Fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

INVESTMENT ADVISER

The Fund’s Adviser is Pekin Hardy Strauss, Inc., located at 161 N. Clark Street, Suite 2200, Chicago, IL 60601. The Adviser was formed in 1990, and is owned by Adam Strauss, Josh Strauss, Bill Pekin, Brandon Hardy, and Matthew Blume. Adam Strauss, Josh Strauss, and Bill Pekin are the Adviser’s principal shareholders. The firm manages accounts for high net worth individuals, pension and profit sharing plans, trusts, estates, and corporations. As of September 30, 2019, the Adviser had over $901 million under management.

Under the terms of the management agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee equal to 0.85% of the Fund’s average daily net assets. The Adviser contractually has agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.95% of the Fund’s average daily net assets. The contractual agreement is in place through January 31, 2021. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of recoupment. As of September 30, 2019, the Adviser may seek recoupment of investment advisory fees waived and expense reimbursements in the amount of $766,945 from the Fund no later than September 30, 2022.

The Agreement was most recently renewed by the Board, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the “Independent Trustees” and, each an “Independent Trustee”), at an in-person meeting held on August 19 and 20, 2019.

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A discussion of the factors that the Board considered in approving the Fund’s management agreement is contained in the Fund’s Annual Report to shareholders for the fiscal year ended September 30, 2019.

The following table describes the advisory fees paid to the Adviser by the Fund for the years indicated.

Fiscal Year Ended	Advisory Fees Accrued	Fee Waiver/Expense Reimbursement	Net Advisory Fees Paid
September 30, 2017	$1,540,707	$261,202	$1,279,505
September 30, 2018	$1,552,901	$244,926	$1,307,975
September 30, 2019	$1,417,415	$260,817	$1,156,598

The Adviser retains the right to use the name “Appleseed” in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the name “Appleseed” automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Adviser on 90 days written notice.

The Adviser may make payments to financial intermediaries that provide shareholder services and administer shareholder accounts. If a financial intermediary were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or shareholders. Financial intermediaries may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the services will be lower than to those shareholders who do not. The Fund may occasionally purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio Managers

Adam Strauss, Bill Pekin, Joshua Strauss and Shaun Roach are responsible for managing the Fund (“Portfolio Managers”). As of September 30, 2019, each of these individuals was responsible for managing the following types of accounts, in addition to the Fund:

ADAM STRAUSS
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	2	$5	2	$5
Other Accounts:	150	$117	0	$0

BILL PEKIN
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	1	$5	1	$4
Other Accounts:	552	$341	0	0
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JOSHUA STRAUSS
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	1	$5	1	$4
Other Accounts:	291	$142	0	$0

SHAUN ROACH
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	1	$0.3	1	$0.3
Other Accounts:	1	$0.17	0	$0

Each Portfolio Manager is compensated by the Adviser for his services. During the fiscal year ended September 30, 2019, each Portfolio Manager’s compensation consisted of a fixed base salary plus an annual bonus, which is based on firm profits and achievement of his stated objectives for the year.

Each Portfolio Manager manages other accounts in addition to the Fund and may carry on investment activities for his own account(s) and/or the accounts of family members and, as a result, may have differing economic interests in respect of such activities, such as with respect to the allocation of time and/or investment opportunities among the various accounts. The Adviser monitors each Portfolio Manager’s client load and, in the event of an overload, will take any necessary steps to allocate its clients to other employees of the Adviser.

The Portfolio Managers make investment decisions for a client based on each client’s specific investment objective, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and an obligation to treat all accounts fairly and equitably over time. The other accounts managed by the Portfolio Managers may not be subject to the ESG investing guidelines to which the Fund is subject. As a result, the Fund’s performance may differ significantly from the results achieved by the Adviser’s other clients. Even where the Fund and multiple separate accounts are managed using similar investment strategies, the Portfolio Managers may take action with respect to the Fund that may differ from the timing or nature of action taken, with respect to another client account. For example, there may be circumstances under which the Portfolio Managers will cause one or more separate accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of Fund assets that the Portfolio Managers commit to such investment, and vice versa. It is therefore possible that one or more of the Adviser’s other client accounts may achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, the Fund may sustain losses during periods in which one or more separate accounts achieve significant profits.

To the extent the Fund and another of the Adviser’s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, aggregating the transactions could produce better executions for the Fund and other clients. The Adviser has written policies and procedures with respect to allocation of block trades and/or investment opportunities among the Fund and other clients of the Adviser. When feasible, the portfolio managers will group or block various orders to more efficiently execute orders and/or receive reduced commissions in order to benefit the Fund and other client accounts. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made on random allocation or pro rata, average price per share basis, or another equitable method that is approved by the Adviser’s Compliance Department. The Code of Ethics adopted by each of the Trust and the Adviser prohibits personal securities investments by Adviser and Trust personnel with access to investment information (including the Portfolio Managers) without pre-clearance and the Adviser may impose time periods during which personal transactions may not be made in certain securities. In addition, the Portfolio Managers are prohibited from competing with the Fund in connection with personal securities transactions.

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As of September 30, 2019, the following Portfolio Managers owned shares of the Fund in the following ranges:

Portfolio Manager*	Dollar Range of Fund Shares
Adam Strauss	$500,001-$1,000,000
Bill Pekin	over $1,000,000
Joshua Strauss	over $1,000,000

Assistant Portfolio Manager	Dollar Range of Fund Shares
Shaun Roach	$100,001-$500,000

*	Please note the dollar amount held includes the Portfolio Manager’s individual ownership interest in the Pekin Hardy Strauss, Inc. cash balance plan. That plan held over $1.89MM in APPIX as of September 30, 2019.

TRUSTEES AND OFFICERS

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. All of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Executive Vice President (EVP), Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – present). EVP, Advisors Charitable Gift Fund (2003 - present), a Donor Advised Fund.

Previous: Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019). EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

Current: Retired (2017 - present)

Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company (2016); Chief Executive Officer of Standard Steel LLC (2011 - 2015); Director of Standard Steel Holdings Co., which owns Standard Steel LLC (2011 - 2016); Director of International Crankshaft Inc. (2004 - 2016).

Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to present	Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment adviser, since 2008.
Nancy V. Kelly (1955) Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee; Independent Trustee, August 2017 to present; Interested Trustee, November 2007 to August 2017	Current: Retired (2017 - present) Previous: Executive Vice President of Huntington National Bank, one of the Trust’s custodians (2001 - 2017).
Stephen A. Little (1946) Independent Trustee, December 2002 to present; Chairman, December 2004 to December 2016	Current: President and founder of The Rose, Inc., a registered investment adviser, since 1993.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001.

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this SAI, the Trust consists of, and each Trustee oversees, 25 series.
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The following table provides information regarding the Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to present	Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC, since 2013.
Mark J. Seger (1962) Vice President, August 2017 to present	Current: Vice Chairman Ultimus Fund Solutions, LLC, since 2019. Previous: Ultimus Fund Solutions, LLC, President (1999 – 2018) and Co-CEO (2018 - 2019).
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, since 2019.

Previous: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (2015 - 2019); Manager, Fund Administration, Huntington Asset Services, Inc. (2011 - 2015).

Martin R. Dean (1963) Assistant Chief Compliance Officer, January 2016 to present

Current: Vice President, Director of Fund Compliance of Ultimus Fund Solutions, LLC, since 2016.

Previous: Senior Vice President and Compliance Group Manager, Huntington Asset Services, Inc. (2013 - 2015).

Stacey Havens (1965) Relationship Manager, November 2009 to present

Current: Assistant Vice President, Relationship Management for Ultimus Fund Solutions, LLC, since 2015.

Previous: Vice President, Relationship Management, Huntington Asset Services, Inc. (1993 - 2015).

Elisabeth Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC, since March 2016. Previous: Attorney, Cincinnati, OH (2009 - 2016).
Carolyn Ford (1956) Assistant Secretary, March 2017 to present	Current: Paralegal, Ultimus Fund Solutions, LLC since March 2017. Previous: Huntington National Bank, Trust Department (2009-2012), Fiscal Officer Hamilton County Ohio (2012 to 2017).
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since 2011.
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since 2013.

*	The business address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
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In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he or she was selected to serve as Trustee:

Stephen A. Little – Mr. Little has been an Independent Trustee of the Trust since its inception in 2002. He previously served as trustee to three other registered investment companies. In 1993, he founded an investment advisory firm that provides discretionary investment advice and advice on socially responsible investing. Mr. Little previously held NASD Series 6, 7, and 22 licenses. Mr. Little received a B.A. from Wabash College and a M. Div. from Christian Theological Seminary. Prior to completing his education, Mr. Little served in the U.S. Marine Corps. Mr. Little was selected to serve as Trustee of the Trust based primarily on his experience in the investment management industry.

Gary E. Hippenstiel – Mr. Hippenstiel has served as a mutual fund trustee since 1995. He has been an Independent Trustee of the Trust since its inception in 2002, and he currently serves as Chairman of the Pricing & Liquidity Committee of the Board. He previously served as a trustee to three other registered investment companies and a variable insurance trust. In 2008, Mr. Hippenstiel founded an investment consulting firm and he also has served as Chairman of the investment committee for two family foundations. Prior to that, he served as Chief Investment Officer of Legacy Trust Company for 17 years, where he was responsible for establishing investment strategies and selecting and monitoring independent managers of trust accounts. Mr. Hippenstiel received a B.S. in Business Administration and an M.B.A. in Finance from the University of California, Berkeley. Mr. Hippenstiel was selected as Trustee based primarily on his experience in the investment management industry.

Daniel J. Condon – Mr. Condon has been an Independent Trustee of the Trust since its inception in 2002. He has also served as trustee of three other registered investment companies. From 1990 to 2002, he served as Vice President and General Manager of an international automotive equipment manufacturing company. From 2002 to 2017 he served as CEO of various multi-national companies. Mr. Condon received a B.S. in Mechanical Engineering from Illinois Institute of Technology and an M.B.A. from Eastern Illinois University. He also received his registered Professional Engineer license. Mr. Condon was selected as Trustee based on his over 22 years of international business experience.

Ronald C. Tritschler – Mr. Tritschler has been a Trustee of the Trust since its inception in 2002. He also has served as trustee of three other registered investment companies. Since 1989, he has been a director, vice president and general counsel of a company that operates convenience stores. Since 2001, Mr. Tritschler has been CEO, director and general counsel of a national real estate company. He also is a director of a bank holding company. Mr. Tritschler received a B.A. in Business Administration from Baldwin-Wallace College and his J.D. and M.B.A. from the University of Toledo. Mr. Tritschler was selected to serve as a Trustee based primarily on his substantial business and legal experience.

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Kenneth G.Y. Grant – Mr. Grant, an Independent Trustee of the Trust since 2008, currently serves as Chairman of the Board. Mr. Grant has over 40 years of executive leadership experience, founding and leading multiple financial services firms. Currently he is Executive Vice President of a retirement benefit plan administrator. Previously, he was a Director, Executive Vice President and Chief Officer Corporate Development for a trust company that sponsors private investment product. He was also a Director, Executive Vice President and Chief Officer Corporate Development for a firm administering more than US$1 trillion in global pension, endowment, corporate, public and other commingled assets. He was also an Executive Vice President of a retirement association serving multiple employers. Mr. Grant is a member of the Presbytery of Boston, Presbyterian Church (USA), Chair of the Investment Committee of the Massachusetts Council of Churches and previously a member of the Board, Lift Up Africa. He has a B.A. in Psychology from Syracuse University, a ThM in Theology and Ethics from Boston University and a M.B.A. from Clark University. Mr. Grant was selected to serve as a Trustee based primarily on his experience in investment and trust product development and administration, and financial service and retirement plan management.

Nancy V. Kelly – Ms. Kelly has been a Trustee of the Trust since 2007 and currently serves as Chairman of the Audit Committee and the Governance & Nominating Committee of the Board. She served as Senior Risk Officer of Huntington National Bank’s Risk Administration business segment from August 2013 to June 2017. Prior to that, she served as Regulatory Reform Director of Huntington National Bank’s Risk Management business segment from March 2012 to August 2013, Chief Administrative Officer of Huntington’s Wealth Advisors, Government Finance, and Home Lending business segment from November 2010 to March 2012, and Executive Vice President of Huntington from December 2001 to November 2010. She is active as a community leader and serves on the Board of several local organizations, including a youth social services agency. Ms. Kelly was selected to serve as a Trustee based primarily on her experience in managing securities-related businesses operated by banks and her senior position within Huntington Bank, which serves as custodian of certain series of the Trust. Ms. Kelly received a B.S. from Hood College in 1977, and an M.B.A. in 1981 from Xavier University.

Independent Trustees Messrs, Hippenstiel, Tritschler, Condon, and Little each have previous experience serving as trustees to other multi-series trusts, which means that they are familiar with issues relating to overseeing multiple advisers and multiple funds. Messrs. Hippenstiel, Little, and Grant have experience conducting due diligence on and evaluating investment advisers – Mr. Hippenstiel as the Chief Investment Officer of Legacy Trust, Mr. Little as the President of a registered investment adviser, and Mr. Grant as an officer of a trust company which sponsors collective investment trusts and manages limited liability investment corporations. This means that they are qualified to review annually each adviser’s qualifications, including the qualification of the Adviser to serve as adviser to the Fund. Ms. Kelly’s experience as an officer of one of the Trust’s custodial banks and supervisor of one of the Trust’s former administrators provides the Independent Trustees with insight into the operations of the service providers and their day-to-day administration of the Fund.

RISK MANAGEMENT. As part of its efforts to oversee risk management associated with the Trust, the Board has established the Audit Committee, the Pricing & Liquidity Committee (formerly the Pricing Committee) and the Governance & Nominating Committee as described below:

•	The Audit Committee consists of Ms. Kelly and Messrs. Condon and Tritschler. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of financial statements and the independent audits of the financial statements; and acting as a liaison between the independent auditors and the full Board. The Audit Committee met four times during the year ended December 31, 2019.
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•	The Pricing & Liquidity Committee is responsible for reviewing and approving fair valuation determinations. The Pricing & Liquidity Committee currently consists of Messrs. Grant, Hippenstiel, and Little, except that any one member of the Pricing & Liquidity Committee constitutes a quorum for purposes of reviewing and approving a fair value. In addition to meetings to approve fair valuations, the Pricing & Liquidity Committee met four times during the year ended December 31, 2019.

•	The Governance & Nominating Committee currently consists of all of the Trustees. The Governance & Nominating Committee is responsible for overseeing the composition of the Board and qualifications and independence of its members, compensation, education and other governance matters, as well as succession of Board members. The Committee was formed in May 2019 and met two times during the year ended December 31, 2019.

The Audit Committee and the Pricing & Liquidity Committee meet at least quarterly, and each Committee reviews reports provided by administrative service providers, legal counsel and independent accountants. The Governance & Nominating Committee meets on an as needed basis. All Committees report directly to the full Board.

The Independent Trustees have engaged independent legal counsel to provide advice on regulatory, compliance and other topics. This legal counsel also serves as counsel to the Trust. In addition, the Board has engaged on behalf of the Trust a full-time Chief Compliance Officer (“CCO”) who is responsible for overseeing compliance risks. He reports to the Board at least quarterly any material compliance items that have arisen, and annually he provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers. As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Trust’s series and their advisers and sub- advisers. Periodically the CCO provides reports to the Board that:

•	Assess the quality of the information the CCO receives from internal and external sources;

•	Assess how Trust personnel monitor and evaluate risks;

•	Assess the quality of the Trust’s risk management procedures and the effectiveness of the Trust’s organizational structure in implementing those procedures;

•	Consider feedback from and provide feedback regarding critical risk issues to Trust and administrative and advisory personnel responsible for implementing risk management programs; and

•	Consider economic, industry, and regulatory developments, and recommend changes to the Trust’s compliance programs as necessary to meet new regulations or industry developments.

The Trustees meet in-person on a quarterly basis, typically for two days of meetings. Trustees also participate in special meetings and conference calls as needed. In addition to Board meetings, Trustees also participate in teleconferences each quarter to review and discuss 15(c) materials and other information. Legal counsel to the Trust provides quarterly reports to the Board regarding regulatory developments. On a quarterly basis, the Trustees review and discuss some or all of the following compliance and risk management reports relating to the series of the Trust:

(1)	Fund Performance/Morningstar Report/Portfolio Manager’s Commentary

(2)	Code of Ethics review

(3)	NAV Errors, if any

(4)	Distributor Compliance Reports
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(5)	Timeliness of SEC Filings

(6)	Dividends and other Distributions

(7)	List of Brokers, Brokerage Commissions Paid and Average Commission Rate

(8)	Review of 12b-1 Payments

(9)	Multiple Class Expense Reports

(10)	Anti-Money Laundering/Customer Identification Reports

(11)	Administrator and CCO Compliance Reports

(12)	Market Timing Reports

The Board has not adopted a formal diversity policy. When soliciting future nominees for Trustee, the Board will make efforts to identify and solicit qualified minorities and women.

On an annual basis, the Trustees assess the Board’s and their individual effectiveness in overseeing the Trust. Based upon its assessment, the Board determines whether additional risk assessment or monitoring processes are required with respect to the Trust or any of its service providers.

Based on the qualifications of each of the Trust’s Trustees and officers, the risk management practices adopted by the Board, including a regular review of several compliance and operational reports, and the committee structure adopted by the Board, the Trust believes that its leadership is appropriate.

The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2019.

Trustee	Dollar Range of the Fund’s Shares	Aggregate Dollar Range of Shares of All Funds Within the Trust*
Kenneth G.Y. Grant	$1-10,000	$10,001 - $50,000
Daniel J. Condon	None	None
Gary E. Hippenstiel	None	None
Nancy V. Kelly	None	None
Stephen A. Little	$1-10,000	$1-$10,000
Ronald C. Tritschler	None	None

*	As of the date of this SAI, the Trust consists of 25 series.

Set forth below is the compensation paid during the last fiscal year to the Trustees and compensated officers by the Fund on an individual basis and by the Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are Trust expenses and the Fund incurs its share of such expenses, which are allocated among the series of the Trust in such manner as the Trustees determine to be fair and equitable.

Name and Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust[1]
Kenneth G.Y. Grant, Independent Trustee and Chairman of the Board	$2,520	$0	$0	$56,745
Daniel J. Condon, Independent Trustee	$2,070	$0	$0	$46,720
Gary E. Hippenstiel, Independent Trustee and Chairman of the Pricing & Liquidity Committee	$2,520	$0	$0	$56,845
Nancy V. Kelly, Independent Trustee and Chairman of the Audit Committee and the Governance & Nominating Committee	$2,520	$0	$0	$56,845
Stephen A. Little, Independent Trustee	$2,070	$0	$0	$46,720
Ronald C. Tritschler, Independent Trustee	$2,070	$0	$0	$46,720
Lynn E. Wood, Chief Compliance Officer	$8,500	$0	$0	$132,801	[2]

1	As of the date of this SAI, the Trust consists of 25 series.
2	In addition to the CCO’s salary listed in the table, the Trust accrues amounts to pay for the CCO’s expenses relating to compliance activities, including due diligence visits of advisers to the series of the Trust, attendance at compliance seminars, etc. These expenses are allocated to each series of the Trust in such manner as the Trustees determine to be fair and equitable.
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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a fund is presumed to be a control person of the fund. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. Pershing LLC* may be deemed to be a control person of the Fund.

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of a fund. As of December 31, 2019, the following shareholders were considered principal shareholders of the respective share class:

Investor Class:

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	32.75%	Record
Pershing, LLC* P.O. Box 2052 Jersey City, NJ 07303	5.17%	Record
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103	6.69%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	25.78%	Record

Institutional Class:

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	18.02%	Record
Pershing, LLC* P.O. Box 2052 Jersey City, NJ 07303	49.65%	Record
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103	7.17%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.85%	Record

*	Pershing, LLC owned 33.38% of the Fund as of December 31, 2019.

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As of the date of this SAI, the Trustees and Officers as a group owned less than 1% of any share class of the Fund.

PORTFOLIO TURNOVER

The Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. The Fund’s portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2019 was 79%.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Fund’s transfer agent, Ultimus Fund Solutions, LLC, (“Ultimus”) subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board.

When you open an account with the Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Fund’s transfer agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

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Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. During the fiscal year ended September 30, 2019, the Adviser directed the following amounts in brokerage transactions to brokers on the basis of research services provided by such brokers to the Fund:

Total Transactions	Total Commissions
$287,261,650	$143,585

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

The following table provides information regarding brokerage commissions paid by the Fund during the fiscal years indicated.

Fiscal Year Ended	Brokerage Commissions Paid
September 30, 2017	$121,614
September 30, 2018	$117,998
September 30, 2019	$149,971

The Trust, the Adviser and the Fund’s Distributor have each adopted a Code of Ethics (the “Code”) pursuant to Rule 17j-1 of the 1940 Act, and the Adviser’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain copies of the Codes from the Fund, free of charge, by calling Shareholder Services at (800) 470-1029. You may also obtain copies of the Trust’s Code from documents filed with the SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies with respect to the disclosure of the Fund’s portfolio holdings. These policies generally prohibit the disclosure of information about the Fund’s portfolio to third-parties prior to the day after the information is posted to the Fund’s website unless the information is publicly available on the SEC’s EDGAR system. As described below, the policies allow for disclosure of non-public portfolio information to third-parties only if there is a legitimate business purpose for the disclosure. In addition, the policies require that the party receiving the portfolio holdings information execute a non-disclosure agreement that includes a prohibition on trading based on the information, unless the party is already subject to a duty of confidentiality (as determined by the Trust’s Chief Compliance Officer). Any arrangement to disclose non-public information about the Fund’s portfolio must be approved by the Trust’s Chief Compliance Officer. The Trust and the Adviser are prohibited from receiving compensation or other consideration in connection with disclosing information about the Fund’s portfolio to third parties.

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Under the Trust’s policies, the Adviser is permitted to include Fund portfolio information that has already been made public through the Fund’s website or SEC filing in marketing literature and other communications to shareholders or other parties, provided that, in the case of portfolio information made public solely through the Fund’s website, the information is disclosed no earlier than the day after the date of posting to the website.

The Fund releases non-public portfolio holdings information to certain third-party service providers on a daily basis in order for those parties to perform their duties on behalf of the Fund. These service providers include the Adviser, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also periodically discloses portfolio holdings information on a confidential basis to other parties that provide services to the Fund, such as the Fund’s auditors, legal counsel, proxy voting services (if applicable), printers, brokers and pricing services. The lag between the date of the information and the date on which the information is disclosed will vary based on the nature of the services provided by the party to whom the information is disclosed. For example, the information may be provided to a Fund’s auditors within days after the end of the Fund’s fiscal year in connection with the Fund’s annual audit, while the information may be given to legal counsel at any time. Fund service providers are required to keep this information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund.

The Fund may also disclose non-public portfolio holdings information to rating and ranking organizations, such as Morningstar Inc. and Lipper Inc., in connection with those firms’ research on and classification of the Fund and in order to gather information about how the Fund’s attributes (such as performance, volatility and expenses) compare to peer funds. In these instances, information about the Fund’s portfolio would be supplied within approximately 15 days after the end of the month. In addition, any such ratings organization would be required to keep the Fund’s portfolio information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary.

PROXY VOTING POLICY

The Trust and the Fund’s Adviser each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Adviser, subject to the Adviser’s proxy voting policy and the supervision of the Board. The Adviser’s proxy voting policy requires the Adviser to consider each proxy on an issue-by-issue basis. The policy provides that the Adviser generally will vote in favor of routine corporate housekeeping proposals, including uncontested election of directors (where no corporate governance issues are implicated), selection of auditors (unless the fees are excessive), and increases in or reclassification of common stock. The Adviser generally will vote in favor of the proposals that promote corporate responsibility. However, the Adviser will generally vote against directors where the board has a poor track record either because it consistently fails to recommend shareholder proposals, or consistently recommends management proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce unequal voting rights, and create supermajority voting. For other proposals, the Adviser will determine whether a proposal is in the best interest of the Fund’s shareholders and may take into account a number of factors, including, but not limited to: (i) whether the proposal was recommended by management and the Adviser’s opinion of management; (ii) whether the proposal acts to entrench existing management; and (iii) whether the proposal fairly compensates management for past and future performance.

In addition to voting proxies of portfolio companies held by the Fund, the Adviser may at times engage in additional forms of shareholder advocacy on behalf of the Fund. For example, the Adviser may engage in dialogue with management or shareholders of a portfolio company and the public to express its views on proposals to shareholders. On occasion, the Adviser may submit shareholder proposals to encourage portfolio companies to take action, such as implementing policies to improve transparency, reduce risk, or enhance long-term shareholder value.

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The Trust’s policy provides that, if a conflict of interest between the Adviser or its affiliates and the Fund arises with respect to any proxy, the Adviser must fully disclose the conflict to the Board and vote the proxy in accordance with the Board’s instructions. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Fund shareholders. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

You may obtain a copy of the Trust’s and the Adviser’s proxy voting policy by calling Shareholder Services at (800) 470-1029 or by writing to Ultimus Fund Solutions, LLC, the Fund’s transfer agent, at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. A copy of the votes cast by the Fund with respect to portfolio securities during the most recent 12-month period ended June 30th will be filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

DETERMINATION OF NET ASSET VALUE

The NAV of each class of the shares of the Fund is determined at the close of trading (which is normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the NAV (share price), see “Determination of Net Asset Value” in the Prospectus. The Fund’s NAV per share is computed by dividing the value of the securities held by the applicable class plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the class outstanding at such time.

Equity securities are generally valued by using market quotations. Equity securities traded on a securities exchange for which a last-quoted sales price is readily available are generally valued at the last quoted sale price as reported by the primary exchange on which the securities are listed. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities listed on the NASDAQ National Market System are generally valued by a pricing service at the NASDAQ Official Closing Price, which may differ from the last sales price reported.

Options traded on major exchanges are valued at the last quoted sales price on their primary exchange. If there is no reported sale on the valuation date, such options are valued at the mean of the last bid and ask prices.

Fixed income securities for which market quotations are readily available are generally valued based upon the mean of the last bid and ask prices as provided by an independent pricing service. If market quotations are not readily available, the pricing service may use electronic data processing techniques and/or a computerized matrix system based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices to determine valuations. In determining the value of a bond or other fixed income security, matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity and type of issue, and any other factors or market data as the independent pricing service deems relevant for the security being priced and for other securities with similar characteristics.

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If management or the Adviser considers a valuation unreliable due to market or other events (including events that occur after the close of trading but before the calculation of the NAV), the Fund will value its securities at their fair value, as of the close of the regular trading on the NYSE, as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. The Trust maintains a pricing review committee that will review any fair value provided by the Adviser, subject to the ultimate review and approval of the Pricing, Valuation & Liquidity Committee of the Board. Any one member of the Pricing, Valuation & Liquidity Committee constitutes a quorum for purposes of reviewing and approving a fair value. The full Pricing, Valuation & Liquidity Committee will review all fair valued securities on a quarterly basis.

Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at their market value as determined by an independent third-party pricing agent, unless it is determined that such practice does not approximate fair market value.

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the amount being redeemed is over the lesser of $250,000 or 1% of the Fund’s NAV, pursuant to a Rule 18f-1 plan filed by the Trust on behalf of the Fund, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s NAV in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND

The Fund was organized as a series of a business trust, and intends to continue to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

Redemption of Fund shares generally will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis for the redeemed shares.

If the Fund does qualify as a RIC but (in a particular calendar year) distributes less than 98% of its ordinary income and 98.2% of its capital gain net income (as the Code defines each such term), the Fund would be subject to an excise tax. The excise tax, if applicable, is four percent (4%) of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

•	Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock, securities, or foreign currencies) (the “Income Requirement”);
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•	Diversify its investments in securities within certain statutory limits; and

•	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

The Fund may acquire zero coupon bonds or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund’s cash, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine, for federal income tax purposes, the character and time for recognition of capital gains and losses that the Fund realizes in connection with the hedge. The Fund’s income from derivative instruments, in each case derived with respect to its business of making investments, should qualify as allowable income for the Fund under the Income Requirement.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Net capital losses recognized in taxable years of the Fund beginning after December 31, 2010 may be carried forward indefinitely to offset any capital gains. As of September 30, 2019, the aggregate cost of securities, net of proceeds for securities sold short, for federal income tax purposes, was $145,112,808.

Capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of the Fund’s fiscal year, may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. For the fiscal year ended September 30, 2019, the Fund deferred post October qualified losses in the amount of $2,121,664.

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends the Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations.

If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

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If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

U.S. Bank, located at 425 Walnut Street, Cincinnati, Ohio 45202, serves as the Fund’s custodian (“Custodian”). The Custodian acts as the Fund’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

FUND SERVICES

Ultimus Fund Solutions, LLC (“Ultimus”), located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, acts as the Fund’s transfer agent, fund accountant, and administrator. Certain officers of the Trust are members of management and/or employees of Ultimus, the parent company of the Distributor.

Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent, and performs other transfer agent and shareholder service functions. In addition, Ultimus provides the Fund with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. Ultimus also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities.

For its transfer agency, fund accounting, and administrative services, Ultimus received the following fees from the Fund during the years shown:

Fiscal Year Ended	Transfer Agency Fees	Fund Accounting Fees	Administrative Fees
September 30, 2017	$36,099	$50,144	$115,870
September 30, 2018	$35,901	$50,112	$115,117
September 30, 2019	$36,000	$48,873	$109,782

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, has been selected as the Independent Registered Public Accounting Firm for the Fund for the fiscal year ending September 30, 2020. Cohen & Company, Ltd. will perform an annual audit of the Fund’s financial statements and will provide financial, tax and accounting services as requested.

DISTRIBUTOR

Ultimus Fund Distributors, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (the “Distributor”), is the exclusive agent for distribution of shares of the Fund. An officer of the Trust also is an officer of the Distributor, and may be deemed to be an affiliate of the Distributor. The Distributor is a wholly-owned subsidiary of Ultimus.

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The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

DISTRIBUTION PLAN

The Trust, with respect to the Investor Class shares of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan was approved by a majority of the Board, including a majority of the Trustees who are not interested persons of the Trust or the Fund, and who have no direct or indirect financial interest in the operation of the Plan or in any other Rule 12b-1 agreement, cast in person at a meeting on September 11, 2006 called for the purpose of, among other things, voting on such Plan. The Board most recently reviewed and approved the Plan, with respect to the Investor Class shares of the Fund, at a meeting held on August 19 and 20, 2019.

The Plan provides that the Fund will pay the and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of up to 0.25% of the average daily net assets of the Investor Class shares of the Fund in connection with the promotion and distribution of the Fund’s Investor Class shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit Investor Class shareholders because an effective sales program typically is necessary in order for a class of the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The Fund does not currently intend to activate the Plan, but may do so upon 60 days’ notice to shareholders.

ADMINISTRATIVE SERVICES PLAN

The Fund has adopted an Administrative Services Plan with respect to Investor Class shares, pursuant to which the Fund may pay an annual fee of 0.25% of the average daily net assets of the Fund’s Investor Class shares to reimburse the Adviser for compensating financial intermediaries who provide administrative services to the Investor Class shareholders. The Adviser has contractually agreed to waive its receipt of payments under the Administrative Services Plan, to the extent such payments exceed an annual rate of 0.19% of the average daily net assets of Investor Class shares. This contractual waiver is in effect through January 31, 2021. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans and/or trust companies that provide administrative and shareholder account services to Investor Class shareholders. The Plan requires that the Fund, its distributor and/or the Adviser enter into a written agreement with a financial intermediary describing the administrative services to be provided to the Fund’s Investor Class shareholders before the Adviser can compensate the financial intermediary pursuant to the Administrative Services Plan.

For purposes of the Administrative Services Plan, administrative services include, but are not limited to (a) processing and issuing confirmations concerning orders to purchase, redeem and exchange Investor Class shares; (b) receiving and transmitting funds representing the purchase price or redemption proceeds of Investor Class shares; (c) forwarding shareholder communications such as prospectus updates, proxies and shareholder reports; (d) acting, or arranging for another party to act, as record-holder and nominee of all Investor Class shares beneficially owned by the intermediary’s customers; (e) providing sub-accounting with respect to Investor Class shares of the Fund beneficially owned by the intermediary’s customers or the information necessary for sub-accounting, including establishing and maintaining individual accounts and records with respect to Investor Class shares owned by each customer; (f) providing periodic statements to each customer showing account balances and transactions during the relevant period; (g) processing dividend payments; (h) receiving, tabulating and transmitting proxies; (i) providing the necessary computer hardware and software which links the intermediary’s systems to the Fund’s account management system; (k) providing software that aggregates the customer’s orders and establishes an order to purchase or redeem shares of the Fund based on established target levels for the customer’s demand deposit accounts; (l) providing periodic statements showing a customer’s account balances and, to the extent practicable, integrating such information with other customer transactions otherwise effected through or with the financial intermediary; and/or (m) furnishing (either separately or on an integrated basis with other reports sent to a customer by the intermediary) monthly and year-end statements and confirmations of purchases, exchanges and redemptions.

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FINANCIAL STATEMENTS

The financial statements and the report of the Independent Registered Public Accounting Firm required to be included in the SAI are hereby incorporated by reference to the Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2019 (File No. 811-21237). You can obtain the Annual Report without charge by calling Shareholder Services at (800) 470-1029.

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